VAN NESS FUNDS


Van Ness Funds - Prospectus

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                                 VAN NESS FUNDS

                      NOTICE OF PRIVACY POLICY & PRACTICES

Van Ness Funds recognizes and respects the privacy expectations of our customers1. We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with Van Ness Funds.

I.    Collection of Customer Information

      We collect nonpublic personal information about our customers from the following sources:

      A. Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

      B. Account History, including information about the transactions and balances in a customer's accounts; and

      C. Correspondence, written, telephonic or electronic between a customer and Van Ness Funds or service providers to Van Ness Funds.

II.   Disclosure of Customer Information

      We may disclose all of the information described above to certain third parties who are not affiliated with Van Ness Funds to process or service a transaction at your request or as permitted by law - for example, sharing information with companies who maintain or service customer accounts for Van Ness Funds is permitted and is essential for us to provide shareholders with necessary or useful services with respect to their accounts.

III.  Security of Customer Information

      We require service providers to Van Ness Funds:

      A. to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of Van Ness Funds; and

      B. to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of Van Ness Funds.

      We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of Van Ness Funds.

1 For purposes of this notice, the terms "customer" or "customers" includes individuals who provide nonpublic personal information to Van Ness Funds, but do not invest in shares of any of Van Ness Funds.

                       This is not part of the Prospectus.


Van Ness Funds - Prospectus

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Prospectus
May 1, 2001
(as supplemented through January 1, 2002)

VAN NESS FUNDS

` Van Ness S&P 500 Index Fund

` Van Ness EXTENDED MARKET INDEX FUND

` Van Ness INTERNATIONAL INDEX FUND

` Van Ness TOTAL BOND INDEX FUND

` Van Ness MONEY MARKET FUND

The Securities and Exchange Commission has not approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.


Van Ness Funds - Prospectus

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Table of Contents

1     Please Read this Prospectus

1     Who Can Invest in the Funds?

1     What is the Investment Philosophy Behind the Van Ness Funds?

1     What is Indexing?

1     What is a Master-Feeder Fund Structure?

2     The Van Ness Fund Family

3     Fund Profiles

      3     ` Van Ness S&P 500 Index Fund

      7     ` Van Ness Extended Market Index Fund

      11    ` Van Ness International Index Fund

      15    ` Van Ness Total Bond Index Fund

      19    ` Van Ness Money Market Fund

23    Why Invest in Index Funds?

23    What do Large-Cap, Mid-Cap or Small Cap Mean?

23    More Information on the Portfolios and the Funds

25    The Funds' Management

27    The Funds' Structure

27    Pricing of Fund Shares

28    How to Buy and Sell Shares of the Van Ness Funds

31    Buying a Dividend

31    Dividends and Other Distributions

31    Tax Consequences

32    Glossary of Investment Terms

33    Financial Highlights

38    More Information

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and the Statement of Additional Information, and if given or made, such information or representations may not be relied upon as having been authorized by the Funds. This


Van Ness Funds - Prospectus

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Prospectus does not constitute an offer to sell securities in any state or jurisdiction in which such offering may not lawfully be made.


Van Ness Funds - Prospectus

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PLEASE READ THIS PROSPECTUS

This Prospectus discusses the investment objective, risks, and strategies of each of the five Van Ness Funds. Prior to the date of this Prospectus, the Funds were known as the Whatifi Funds. There are currently four Van Ness Index Funds and the Van Ness Money Market Fund. Please keep this Prospectus for future reference.

WHO CAN INVEST IN THE FUNDS?

The Funds described in this Prospectus were created for online investors with a long-term investing outlook. To purchase shares of a Fund, please follow the instructions on the web site from which you were referred. You will also need to complete the Van Ness Funds Account Application process and follow the instructions under "How to Buy and Sell Shares" further on in this Prospectus.

In order to invest in the Funds, you must consent to receive all information about the Funds electronically, both to open an account and during the time you own shares of a Fund. You must also maintain your e-mail account; however, paper information will be provided to you free, upon request. Send your request to:

            Van Ness Funds, P.O. Box 182113, Columbus, OH 43218-2113.

If the Securities and Exchange Commission ("SEC") allows shareholders who have revoked their consent to be charged for paper delivery of shareholder information, such shareholders will be charged a fee to offset the costs of printing, shipping and handling paper information.

WHAT IS THE INVESTMENT PHILOSOPHY BEHIND THE VAN NESS FUNDS?

We believe that optimal performance is closely aligned with a practical, long-term and cost-effective approach to investing. The Funds described in this Prospectus were created for the online investor. In combination, they allow for diversification across different asset classes. We do not believe in gimmicks, stock picking, market timing or day trading. We believe that sound, long-term investing strategies win the day and look forward to catering to online investors who share our view.

WHAT IS INDEXING?

Index funds are often described as "passively managed" because the portfolio manager looks to the underlying index to determine which securities the fund should own. For example, in the case of the Van Ness S&P 500 Index Fund, the underlying index is the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500 Index").* The alternative is an "actively managed" approach where investment decisions relating to the fund's holdings are based upon the particular methodologies and judgments of a portfolio manager.

WHAT IS A MASTER/FEEDER FUND STRUCTURE?

The Van Ness Funds are feeder funds investing all of their assets in a corresponding master fund (a "Portfolio" or "Master Portfolio"). A master/feeder structure is a two-tier structure that consists of a master portfolio investing in securities, and a feeder fund investing in the master portfolio. Barclays Global Fund Advisors ("BGFA") serves as the investment adviser to each of the Master Portfolios in which the Funds invest. BGFA is a subsidiary of Barclays Global Investors, N.A., the world's largest institutional investment adviser. As of December 31, 2000, BGFA and its affiliates provided investment advisory services for over $800 billion of assets.


Van Ness Funds - Prospectus                                                    1
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* "Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500(R),"
and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Whatifi Financial, Inc., the parent of the Funds' investment adviser, Whatifi Asset Management, Inc. The S&P 500 Fund is not sponsored, endorsed, sold, or promoted by Standard & Poor's and Standard & Poor's makes no representation, regarding the advisability of investing in the S&P 500 Fund.


Van Ness Funds - Prospectus                                                    2
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Since the investment characteristics and investment risks of the Funds are aligned with those of each Fund's corresponding Master Portfolio, the following discussion regarding each Fund's investment objective, policies and risks also includes a description of the investment objective, policies and risks associated with the investments of each corresponding Master Portfolio. Each Fund's performance will correspond to the performance of the related Master Portfolio, except that the Fund's performance will be lower because its performance reflects the fees and expenses of both the Fund and the Master Portfolio. Like all mutual funds, each Fund is subject to investment risks. You may lose money if you invest in the Funds.


Van Ness Funds - Prospectus                                                    3

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THE VAN NESS FUND FAMILY

There are three Van Ness stock index funds, a bond index fund, and a money market fund. Each index fund ("Index Fund") seeks to track a different segment of the U.S. and international markets:

INDEX FUND                              Seeks to approximate as closely as
                                        practicable before fees and expenses:

Van Ness S&P 500 Index Fund             The performance of the S&P 500 Index

Van Ness Extended Market Index Fund     The  performance  of the  Wilshire  4500
                                        Index

Van Ness International Index Fund       The  performance  of the Morgan  Stanley
                                        Capital International EAFE Index

Van Ness Total Bond Index Fund          The  performance  of the Lehman  Brother
                                        Aggregate Bond Index
--------------------------------------------------------------------------------

The Van Ness Money Market Fund seeks to provide shareholders with a high level of income, while preserving capital and liquidity, by investing in high-quality, short-term investments.


Van Ness Funds - Prospectus                                                    4
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FUND PROFILES

This Prospectus contains profiles that summarize key features of each Fund. Following the profiles, you will find important additional information about the Funds.

FUND PROFILE - Van Ness S&P 500 Index Fund

The following profile summarizes important aspects of the Van Ness S&P 500 Index Fund.

INVESTMENT OBJECTIVE

The Fund's goal is to approximate as closely as practicable, before fees and expenses, the performance of the S&P 500 Index.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing all of its assets in the S&P 500 Index Master Portfolio ("S&P 500 Portfolio"), a series of Master Investment Portfolio, a registered open-end management investment company advised by BGFA. The S&P 500 Portfolio seeks to provide investment results that correspond (before fees and expenses) to the total return of the publicly traded common stocks as represented by the S&P 500 Index. The S&P 500 Index consists of the common stocks of 500 leading, large capitalization U.S. companies from a broad range of industries.

Under normal market conditions, the S&P 500 Portfolio invests at least 90% of its total assets in the same stocks and in substantially the same percentages as the S&P 500 Index. This is sometimes called a replication method of following an index. Over time, the S&P 500 Portfolio attempts to achieve in both rising and falling markets, a correlation of at least 95% between the capitalization-weighted total return of its net assets before fees and expenses and that of the S&P 500 Index. A correlation of 100% means the total return of the S&P 500 Portfolio's assets would increase and decrease the same as the S&P 500 Index.

PRINCIPAL RISKS

The Fund is subject to several risks, any of which could cause you to lose money.

The Fund's total return, like stock prices generally, will fluctuate within a wide range, so you could lose money over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The Fund is also subject to investment style risk, which is the risk that returns from large-capitalization stocks, like other stock classes, will trail returns from other asset classes or the overall stock market.
Large-capitalization stocks tend to go through cycles of doing better (or worse) than the stock market in general. These periods can and have, in the past, lasted for as long as several years.

The Fund is also subject to tracking error risk, which is the risk that it will not closely track the S&P 500 Index. For example, the S&P 500 Portfolio will need to maintain cash to pay redemptions and expenses and this may affect the performance of the S&P 500 Index Fund.

No attempt is made to individually select stocks because the S&P 500 Portfolio is managed by determining which securities are to be bought or sold to replicate, to the extent feasible, the S&P 500 Index.


Van Ness Funds - Prospectus                                                    5
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PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. This performance includes the performance of the S&P 500 Portfolio in which the Fund currently invests 100% of its assets. The S&P 500 Portfolio was organized on July 2, 1993 and operates as master in a master-feeder structure. The performance shown in the bar chart and table represents the actual performance of the Fund since July 11, 2000, its inception date, through December 31, 2000, and the actual performance of the S&P 500 Portfolio from July 2, 1993, its inception date, through July 10, 2000.

The Fund's returns shown below in the bar chart and table have been adjusted to account for estimated expenses payable at the Fund level, but do not take into account fee waivers and reimbursements. The average annual total return table compares the Fund's average annual total return with the return of the corresponding index for one and five years and since inception. Past performance is not necessarily an indication of future performance.

S&P 500 INDEX FUND
1994       -0.86

1995       35.58

1996       21.62

1997       31.29

1998       24.1

1999       19.53

2000       -9.50

During the period shown in the bar chart, the highest return for a calendar quarter was 17.12% (quarter ended 6/30/97) and the lowest return for a quarter was -10.18% (quarter ended 9/30/98).

S&P 500 INDEX FUND
Average Annual Total Returns (As of December 31, 2000)

                                    1 Year      5 Years       Since Inception
                                                              July 2, 1993*
--------------------------------------------------------------------------------
  S&P 500 Index Fund                -9.50%      17.13%        16.27%

  S&P 500 Index                     -9.11%      18.35%        17.69%
--------------------------------------------------------------------------------
*     The S&P 500 Index is calculated from July 1, 1993.


Van Ness Funds - Prospectus                                                    6
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FEES AND EXPENSES(1)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                 None
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)                             None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions                     None
Redemption Fees (within 90 days of purchase)
  (as a percentage of amount redeemed)(2)                        1.00%
Exchange Fee                                                     None
Maximum Account Fee(3)                                           $0

Annual Fund Operating Expenses (expenses that are
  deducted from Fund assets)
Management Fees(4)                                               0.80%
Distribution and/or Service (12b-1) Fees                         None
Other Expenses(5)                                                None
Total Annual Fund Operating Expenses(4)                          0.80%
Fee Waiver and Expense Reimbursement(6)                          0.25%
Net Operating Expenses                                           0.55%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 1 Year        3 Years        5 Years         10 Years

  $56           $230           $420            $967
--------------------------------------------------------------------------------

(1) The fees and expenses in the Table and Example below reflect those of both the S&P 500 Portfolio and the Fund.

(2) In addition, a wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $10.

(3) While the Fund does not currently charge an account maintenance fee, the Adviser, as an intermediary through which investments in the Fund may be made, may charge additional fees, require higher minimum investments or impose other limitations on the buying and selling of fund shares. For example, the Adviser may apply an annual account maintenance fee (assessed quarterly) upon investors who fail to maintain a minimum account balance. This fee applies to the investor's account with the Adviser and is not a fee charged to the Funds. For more information about these fees, refer to the Adviser's ADV Brochure and the Fund Costs section under the Fund Center of the Investing website from which you were referred to Van Ness Funds.


Van Ness Funds - Prospectus                                                    7
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(4)   The  expenses  shown under Annual Fund  Operating  Expenses are based upon contractual arrangements by which the Adviser pays all expenses of managing and operating the Funds, including also the fees and expenses of
      the  Portfolios,   except  brokerage  expenses,   taxes,   interest,   and
      extraordinary expenses, from the advisory fee or its own resources. This arrangement is known as an all-inclusive fee. The S&P 500 Portfolio pays BGFA an annual fee at the rate of 0.05% of the Portfolio's average daily net assets. The Fund bears a pro rata portion of this fee; however, the Adviser is contractually required to pay these expenses.

(5) "Other Expenses" are estimates for the Fund's current fiscal year. Such expenses are expected to be de minimis.

(6) The Adviser has entered into a written expense limitation and reimbursement agreement with the Trust, under which it has agreed to waive its investment advisory fee and reimburse expenses to the extent necessary to maintain Net Operating Expenses at 0.55%. The expense limitation and reimbursement agreement is in effect for an initial term ending June 30, 2001 and will be renewed thereafter automatically for one year terms on an annual basis. The agreement can be changed, terminated or not renewed for the following annual term by the Adviser only upon providing at least thirty days' written notice to the Trust prior to the end of the then current annual term.

ADDITIONAL INFORMATION

' Dividends and Capital Gains. Dividends, if any, are distributed quarterly in March, June, September, and December; capital gains, if any, are distributed annually in December.

'     Investment Adviser. Whatifi Asset Management, Inc., Woburn, Massachusetts

'     Available for IRAs. Yes

' Minimum Initial Investment. $100 (aggregated across the Funds). While the Fund does not currently charge an account maintenance fee, the Adviser, as an intermediary through which investments in the Fund may be made, may charge additional fees, require higher minimum investments or impose other limitations on the buying and selling of fund shares. For example, the Adviser may apply an annual account maintenance fee (assessed quarterly) upon investors who fail to maintain a minimum account balance. This fee, payable to the Adviser, applies to the investor's account with the Adviser and is not a fee charged to the Funds. For more information, refer to the Adviser's ADV Brochure and the Fund Costs area under the Fund Center of the Investing website from which you were referred.


Van Ness Funds - Prospectus                                                    8
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FUND PROFILE - Van Ness Extended Market Index Fund

The following profile summarizes important aspects of Van Ness Extended Market Index Fund.

INVESTMENT OBJECTIVE

The Fund's goal is to match as closely as practicable, before fees and expenses, the performance of the Wilshire 4500 Index.*

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing all of its assets in the Wilshire 4500 Index Master Portfolio (the "Extended Index Portfolio"), a series of Master Investment Portfolio. The Extended Index Portfolio seeks to provide investment results that correspond (before fees and expenses) to the total return of the publicly traded common stocks as represented by the Wilshire 4500 Index. The Wilshire 4500 Index consists of the small to mid capitalization U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market, except those stocks included in the S&P 500 Index. Capitalizations of stocks included in the Wilshire 4500 Index range from less than $1 billion to in excess of $10 billion.

The Extended Index Portfolio invests in a representative sample of the stocks comprising the Wilshire 4500 Index. Stocks are selected for investment by the Extended Index Portfolio in accordance with their capitalization, industry sector and valuation, among other factors so that they will resemble the full index. This is sometimes called a sampling method of following an index.

Under normal market conditions, the Extended Index Portfolio invests at least 90% of its total assets in the stocks comprising the Wilshire 4500 Index. Over time, the Extended Index Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the capitalization-weighted total return of its assets before fees and expenses and that of the Wilshire 4500 Index. A correlation of 100% means the performance of the Extended Market Master Portfolio would increase and decrease exactly the same as the Wilshire 4500 Index.

PRINCIPAL RISKS

The Fund is subject to several risks, any of which could cause you to lose money.

The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

The Fund is also subject to investment style risk, which is the chance that returns from mid- or small-capitalization stocks will trail returns from other asset classes or the overall stock market. Small and mid-cap stocks historically have been more volatile in price than the large-cap stocks that dominate the S&P 500 Index, and perform differently than the overall stock market. Smaller companies tend to have fewer products and services and have more limited financial resources than larger companies. Their securities may also trade less frequently and in smaller amounts than those of larger companies.


Van Ness Funds - Prospectus                                                    9

The Fund is also subject to tracking error risk, which is the risk that it will not closely track the Wilshire 4500 Index. For example, the Extended Index Portfolio will need to maintain cash to pay redemptions and expenses and this may affect the performance of the Extended Market Index Fund.

No attempt is made to manage the portfolio of the Extended Index Portfolio using economic, financial or market analyses. The Extended Index Portfolio is managed by determining which securities are to be purchased or sold to match, to the extent feasible, the capitalization range and returns of the Wilshire 4500 Index.

* "Wilshire Associates," "Wilshire 4500 Equity Index", "Wilshire 4500 Completion Index" and "Wilshire 4500" are trademarks of Wilshire Associates, Inc. The Fund is not sponsored, endorsed, sold or promoted by Wilshire Associates, Inc. and Wilshire Associates, Inc. makes no representation, express or implied, regarding the advisability of investing in the Fund.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance for its first complete calendar year. This performance includes the performance of the Extended Index Portfolio in which the Fund currently invests 100% of its assets. The Extended Index Portfolio was organized on March 1, 1999 and operates as master in a master-feeder structure. The performance shown in the bar chart and table represents the actual performance of the Fund since July 11, 2000, its inception date, through December 31, 2000, and the actual performance of the Extended Index Portfolio from March 1, 1999, its inception date, through July 10, 2000.

The Fund's returns shown below in the bar chart and table have been adjusted to account for estimated expenses payable at the Fund level, but do not take into account fee waivers and reimbursements. The average annual total return table compares the Fund's return with the return of the corresponding index for its first complete calendar year and since inception. Past performance is not necessarily an indication of future performance.

EXTENDED MARKET INDEX FUND
2000     -14.77

During the period shown in the bar chart, the highest return for a calendar quarter was 9.55% (quarter ended 3/31/00) and the lowest return for a quarter was -18.37% (quarter ended 12/31/00).

EXTENDED MARKET INDEX FUND
Average Annual Total Returns (As of December 31, 2000)

                                                           Since Inception
                                             Past Year     March 1, 1999
--------------------------------------------------------------------------------
Extended Market Index Fund                    -14.77%           7.00%

Wilshire 4500 Index                           -15.76%           9.85%
--------------------------------------------------------------------------------


Van Ness Funds - Prospectus                                                   10

FEES AND EXPENSES(1)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                 None
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)                             None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions                     None
Redemption Fees (within 90 days of purchase)
  (as a percentage of amount redeemed)(2)                        1.00%
Exchange Fee                                                     None
Maximum Account Fee(3)                                           $0

Annual Fund Operating Expenses (expenses that are
  deducted from Fund assets)
Management Fees(4)                                               0.80%
Distribution and/or Service (12b-1) Fees                         None
Other Expenses(5)                                                None
Total Annual Fund Operating Expenses(4)                          0.80%
Fee Waiver and Expense Reimbursement(6)                          0.25%
Net Operating Expenses                                           0.55%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 1 Year        3 Years        5 Years         10 Years

  $56           $230           $420            $967
--------------------------------------------------------------------------------

(1) The fees and expenses in the Table and Example below reflect those of both the Extended Index Portfolio and the Fund.

(2) In addition, a wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $10.

(3) While the Fund does not currently charge an account maintenance fee, the Adviser, as an intermediary through which investments in the Fund may be made, may charge additional fees, require higher minimum investments or impose other limitations on the buying and selling of fund shares. For example, the Adviser may apply an annual account maintenance fee (assessed quarterly) upon investors who fail to maintain a minimum account balance. This fee applies to the investor's account with the Adviser and is not a fee charged to the Funds. For more information, refer to the Adviser's ADV Brochure and the Fund Costs area under the Fund Center of the Investing website from which you were referred.

(4) The expenses shown under Annual Fund Operating Expenses are based upon contractual arrangements by which the Adviser pays all expenses of managing and operating the Fund, including also the fees and expenses of the Portfolios, except brokerage expenses, taxes, interest, and extraordinary expenses,


Van Ness Funds - Prospectus                                                   11
      from the advisory fee or its own resources. This arrangement is known as an all-inclusive fee. The Extended Index Portfolio pays BGFA an annual fee at the rate of 0.08% of the Portfolio's average daily net assets. The Portfolio also imposes an annual administration fee of 0.02% of the Portfolio's average daily net assets. The Fund bears a pro rata portion of these fees; however, the Adviser is contractually required to pay these expenses.

(5) "Other Expenses" are estimates for the Fund's current fiscal year. Such expenses are expected to be de minimis.

(6) The Adviser has entered into a written expense limitation and reimbursement agreement with the Trust, under which it has agreed to waive its investment advisory fee and reimburse expenses to the extent necessary to maintain Net Operating Expenses at 0.55%. The expense limitation and reimbursement agreement is in effect for an initial term ending June 30, 2001 and will be renewed thereafter automatically for one year terms on an annual basis. The agreement can be changed, terminated or not renewed for the following annual term by the Adviser only upon providing at least thirty days' written notice to the Trust prior to the end of the then current annual term.

ADDITIONAL INFORMATION

' Dividends and Capital Gains. Dividends, if any, are distributed quarterly in March, June, September, and December; capital gains, if any, are distributed annually in December.

'     Investment Adviser. Whatifi Asset Management, Inc., Woburn, Massachusetts

'     Available for IRAs. Yes

' Minimum Initial Investment. $100 (aggregated across the Funds). While the Fund does not currently charge an account maintenance fee, the Adviser, as an intermediary through which investments in the Fund may be made, may charge additional fees, require higher minimum investments or impose other limitations on the buying and selling of fund shares. For example, the Adviser may apply an annual account maintenance fee per Fund (assessed quarterly) upon investors who fail to maintain a minimum account balance. This fee, payable to the Adviser, applies to the investor's account with the Adviser and is not a fee charged to the Funds. For more information, refer to the Adviser's ADV Brochure and the Fund Costs area under the Fund Center of the Investing website from which you were referred.


Van Ness Funds - Prospectus                                                   12

FUND PROFILE - Van Ness International Index Fund

The following profile summarizes important aspects of Van Ness International Index Fund.

INVESTMENT OBJECTIVE

The Fund's goal is to approximate as closely as practicable, before fees and expenses, the performance of the Morgan Stanley Capital International, Europe, Australasia, Far East Free Index (the "EAFE Index")*.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing all of its assets in the International Index Master Portfolio (the "International Portfolio"), a series of Master Investment Portfolio. The International Portfolio seeks to match the total return performance of foreign stock markets by investing in common stocks that comprise the EAFE Index. The EAFE Index tracks stocks of companies located in Europe, Australia and the Far East. The EAFE Index is made up of stocks of companies located in 15 western European countries, Australia, New Zealand, Hong Kong, Japan, and Singapore. Companies comprising the EAFE Index are not limited to a particular capitalization.

The International Portfolio invests in a representative sample of stocks of companies included in the EAFE index. Stocks are selected for investment by the Portfolio in accordance with their capitalization, industry sector, and valuation, among other factors so that they will resemble the full index. This method of following an index is sometimes referred to as sampling.

Under normal market conditions, at least 90% of the value of the International Portfolio's total assets will be invested in stocks comprising the EAFE Index. Over time, the International Portfolio attempts to achieve in both rising and falling markets, a correlation of at least 95% between the total return of its assets before fees and expenses and the total return of the EAFE Index. A correlation of 100% would mean the total return of the International Portfolio's assets would increase and decrease exactly the same as the EAFE Index.

PRINCIPAL RISKS

The Fund is subject to several risks, any of which could cause you to lose money.

The Fund's total return, like stock prices generally, will fluctuate within a wide range, so an investor could lose money over short or even long periods. The Fund is also subject to investment style risk which is the chance that returns from international stocks will trail returns from other asset classes or the overall stock market.

The Fund is subject to country risk, which is the chance that a country's economy will be hurt by political factors, financial issues or natural disasters. This risk is increased to the extent the International Portfolio invests in emerging markets, which can be volatile.

The Fund is subject to foreign investment risk. This means that it can be affected by the risks of converting currencies; foreign government controls on foreign investment; repatriation of capital and currency and exchange; foreign taxes; inadequacy of some regimes of foreign supervision and regulation; volatility from lack of liquidity; and political, economic or social instability.


Van Ness Funds - Prospectus                                                   13

The Fund is subject to currency risk, which is the chance that returns will be hurt by a rise in the value of the U.S. dollar compared to foreign currencies.

The Fund is subject to small company risk. Compared to larger, well-established companies, smaller companies are more likely to have limited product lines, limited capital resources and less experienced management. In addition, securities of smaller companies are more likely to experience sharp swings in market value and may be more difficult to sell at prices the Adviser deems appropriate. Small company securities also offer greater potential for gains and losses.

The Fund is also subject to tracking error risk, which is the risk that it will not closely track the EAFE Index. For example, the International Portfolio will need to maintain cash to pay redemptions and expenses and this may affect the performance of the International Index Fund.

* "Morgan Stanley Capital International, Europe, Australasia, Far East Free Index"(R), EAFE Free Index(R) and "EAFE"(R) are trademarks of Morgan Stanley Capital International ("MSCI"). The International Index Fund is not sponsored, endorsed, sold, or promoted by MSCI and MSCI makes no representation, express or implied, regarding the advisability of investing in the International Index Fund. No attempt is made to manage the portfolio of the International Portfolio using economic, financial or market analyses. The International Portfolio is managed by determining which securities are to be purchased or sold to match to the extent feasible, the capitalization range and returns of the EAFE Index.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risks of investing in the Fund by showing the Fund's performance for its first complete calendar year. This performance includes the performance of the International Portfolio in which the Fund currently invests 100% of its assets. The International Portfolio was organized on October 1, 1999 and operates as master in a master-feeder structure. The performance shown in the bar chart and table represents the actual performance of the Fund since July 11, 2000, its inception date, through December 31, 2000, and the actual performance of the International Portfolio from October 1, 1999, its inception date, through July 10, 2000.

The Fund's returns shown below in the bar chart and table have been adjusted to account for estimated expenses payable at the Fund level, but do not take into account fee waivers and reimbursements. The average annual total return table compares the Fund's average annual total return with the return of the corresponding index for its first complete calendar year and since inception. Past performance is not necessarily an indication of future performance.

INTERNATIONAL INDEX FUND
2000     -15.27

During the period shown in the bar chart, the highest return for a calendar quarter was -1.32% (quarter ended 3/31/00) and the lowest return for a quarter was -9.20% (quarter ended 9/30/00).

INTERNATIONAL INDEX FUND
Average Annual Total Returns (As of December 31, 2000)

--------------------------------------------------------------------------------
                                                          Since Inception
                                             Past Year    October 1, 1999
--------------------------------------------------------------------------------
International Index Fund                      -15.27%           0.27%

EAFE Index                                    -13.96%           0.57%
--------------------------------------------------------------------------------


Van Ness Funds - Prospectus                                                   14

FEES AND EXPENSES(1)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fee (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                 None
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)                             None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions                     None
Redemption Fees (within 90 days of purchase)
  (as a percentage of amount redeemed)(2)                        1.00%
Exchange Fee                                                     None
Maximum Account Fee(3)                                           $0

Annual Fund Operating Expenses (expenses that are
  deducted from Fund assets)
Management Fees(4)                                               0.80%
Distribution and/or Service (12b-1) Fees                         None
Other Expenses(5)                                                None
Total Annual Fund Operating Expenses(4)                          0.80%
Fee Waiver and Expense Reimbursement(6)                          0.25%
Net Operating Expenses                                           0.55%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 1 Year        3 Years        5 Years         10 Years

  $56           $230           $420            $967
--------------------------------------------------------------------------------

(1) The fees and expenses in the Table and Example below reflect those of both the International Portfolio and the Fund.

(2) In addition, a wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $10.

(3) While the Fund does not currently charge an account maintenance fee, the Adviser, as an intermediary through which investments in the Fund may be made, may charge additional fees, require higher minimum investments or impose other limitations on the buying and selling of fund shares. For example, the Adviser may apply an annual account maintenance fee (assessed quarterly) upon investors who fail to maintain a minimum account balance. This fee applies to the investor's account with the Adviser and is not a fee charged to the Funds. For more information, refer to the Adviser's ADV Brochure and the Fund Costs area under the Fund Center of the Investing website from which you were referred.

(4) The expenses shown under Annual Fund Operating Expenses are based upon contractual arrangements by which the Adviser pays all expenses of managing and operating the Fund, including also the fees and


Van Ness Funds - Prospectus                                                   15
      expenses of the Portfolios, except brokerage expenses, taxes, interest, and extraordinary expenses, from the advisory fee or its own resources. This arrangement is known as an all-inclusive fee. The International Portfolio pays BGFA an annual fee at the rate of 0.15% of the Portfolio's average daily net assets, which declines to 0.10% after assets reach $1 billion. The Portfolio also imposes an annual administration fee of 0.10% of the Portfolio's average daily net assets, which declines to 0.07% after assets reach $1 billion. The Fund bears a pro rata portion of these fees; however, the Adviser is contractually required to pay these expenses.

(5) "Other Expenses" are estimates for the Fund's current fiscal year. Such expenses are expected to be de minimis.

(6) The Adviser has entered into a written expense limitation and reimbursement agreement with the Trust, under which it has agreed to waive its investment advisory fee and reimburse expenses to the extent necessary to maintain Net Operating Expenses at 0.55%. The expense limitation and reimbursement agreement is in effect for an initial term ending June 30, 2001 and will be renewed thereafter automatically for one year terms on an annual basis. The agreement can be changed, terminated or not renewed for the following annual term by the Adviser only upon providing at least thirty days' written notice to the Trust prior to the end of the then current annual term.

ADDITIONAL INFORMATION

' Dividends and Capital Gains. Dividends, if any, are distributed quarterly in March, June, September, and December; capital gains, if any, are distributed annually in December.

'     Investment Adviser. Whatifi Asset Management, Inc., Woburn, Massachusetts

'     Available for IRAs. Yes

' Minimum Initial Investment. $100 (aggregated across the Funds). While the Fund does not currently charge an account maintenance fee, the Adviser, as an intermediary through which investments in the Fund may be made, may charge additional fees, require higher minimum investments or impose other limitations on the buying and selling of fund shares. For example, the Adviser may apply an annual account maintenance fee per Fund (assessed quarterly) upon investors who fail to maintain a minimum account balance. This fee, payable to the Adviser, applies to the investor's account with the Adviser and is not a fee charged to the Funds. For more information, refer to the Adviser's ADV Brochure and the Fund Costs area under the Fund Center of the Investing website from which you were referred.


Van Ness Funds - Prospectus                                                   16

FUND PROFILE - Van Ness Total Bond Index Fund

The following profile summarizes important aspects of Van Ness Total Bond Index Fund.

INVESTMENT OBJECTIVE

The Fund's goal is to approximate as closely as practicable, before fees and expenses, performance of the Lehman Brothers Aggregate Bond Index (the "Aggregate Bond Index").*

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing all of its assets in the Bond Index Master Portfolio (the "Bond Portfolio"), a series of Master Investment Portfolio. The Bond Portfolio seeks to replicate the total return of the Aggregate Bond Index. The Aggregate Bond Index consists of approximately 6,000 fixed income securities, including investment grade U.S. government and agency securities, corporate bonds, and mortgage-backed, asset-backed and commercial mortgage-backed securities, in each instance with maturities over 1 year.

Under normal market conditions, the Bond Portfolio will invest at least [80% of its net assets] in fixed income securities. The Bond Portfolio invests in a representative sample of securities from the Aggregate Bond Index that resembles the full index. This method of following an index is sometimes known as sampling. For sampling purposes bonds are selected for investment by the Bond Portfolio based on various factors, including among others, the relative proportion of such securities in the Aggregate Bond Index, credit quality, issuer sector, maturity structure, coupon rates and callability.

Under normal market conditions, the Bond Portfolio invests at least 90% of its total assets in securities comprising the Aggregate Bond Index. The Bond Portfolio attempts to achieve, in both rising and falling markets, a correlation of at least 95% between the total return of the Bond Portfolio's net assets before fees and expenses and the total return of the Aggregate Bond Index. A correlation of 100% would mean the total return of the Bond Portfolio's assets would increase and decrease exactly the same as the Aggregate Bond Index.

PRINCIPAL RISKS

The Fund is subject to several risks, any of which could cause you to lose money.

The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline over short or even long periods due to rising interest rates. Interest rate risk should be less for shorter-term bonds, and greater for longer-term bonds.

The Fund is subject to income risk, which is the chance that falling interest rates will cause the Fund's income to decline. Income risk is generally higher for short-term bonds, and lower for long-term bonds.

The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, reducing the Fund's return. Credit risk should be low for the Fund.

----------
* The Lehman Brothers Aggregate Bond Index(R) is a trademark of Lehman Brothers. The Total Bond Index Fund is not sponsored, endorsed, sold or promoted by Lehman Brothers and Lehman Brothers makes no representation express or implied, regarding the advisability of investing in the Total Bond Index Fund.



Van Ness Funds - Prospectus                                                   17

The Fund is subject to prepayment risk, which is the chance that during periods of falling interest rates, an issuer of asset-backed or mortgage-backed securities will repay a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. On the other hand, because rising interest rates tend to extend the duration of the asset-backed and mortgage-backed securities, these securities are more susceptible than other fixed income securities to interest rate changes, may exhibit more volatility than other fixed income securities and will have reduced returns if the owners of the underlying mortgages pay off their mortgages later than anticipated. This is known as extension risk.

The Fund is also subject to tracking error risk, which is the risk that it will not closely track the Aggregate Bond index. For example, the Bond Portfolio will need to maintain cash to pay redemptions and expenses and this may affect the performance of the Bond Portfolio.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. This performance includes the performance of the Bond Portfolio in which the Fund currently invests 100% of its assets. The Bond Portfolio was organized on July 2, 1993 and operates as master in a master-feeder structure. The performance shown in the bar chart and table represents the actual performance of the Fund since July 11, 2000, its inception date, through December 31, 2000, and the actual performance of the Bond Portfolio from July 2, 1993, its inception date, through July 10, 2000.

The Fund's returns shown below in the bar chart and the table have been adjusted to account for estimated expenses payable at the Fund level, but do not take into account fee waivers and expense reimbursements. The average annual total return table compares the Fund's average annual return with the return of the corresponding index for one and five years and since inception. Past performance is not necessarily an indication of future performance.

TOTAL BOND INDEX FUND

1994     -4.64

1995     17.89

1996     1.32

1997     8.83

1998     8.59

1999     -3.52

"2000"   11.54

During the period shown in the bar chart, the highest return for a calendar quarter was 6.47% (quarter ended 6/30/95) and the lowest return for a quarter was -3.23% (quarter ended 3/31/94).

TOTAL BOND INDEX FUND
Average Annual Returns (As of December 31, 2000)

--------------------------------------------------------------------------------
                                                                 Since Inception
                                           1 Year     5 Years    July 2, 1993(1)
--------------------------------------------------------------------------------
Total Bond Index Fund                      11.54%     5.08%      5.19%
--------------------------------------------------------------------------------


Van Ness Funds - Prospectus                                                   18

--------------------------------------------------------------------------------
Lehman Brothers Aggregate
  Bond Index(2)                            11.63%     6.46%      7.55%
--------------------------------------------------------------------------------
Lehman Brothers Government/Credit          11.84%     6.23%      6.50%
  Bond Index(2)
--------------------------------------------------------------------------------

----------
(1) The Aggregate Bond Index and the Lehman Brothers Government/Credit Bond Index are calculated from July 1, 1993.

(2) Prior to January 1, 2002, the Total Bond Index Fund's goal was to approximate as closely as practicable, before fees and expenses, performance of the Lehman Brothers Government/Credit Bond Index. The Aggregate Bond Index has historically provided similar returns with less sensitivity to changes in interest rates than the Government/Credit Bond Index.

To obtain the Fund's current 7-day yield, shareholders may telephone 1-877-942-8434 or visit the Investing website.


Van Ness Funds - Prospectus                                                   19

FEES AND EXPENSES(1)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fee (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                 None
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)                             None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions                     None
Redemption Fees (within 90 days of purchase)
  (as a percentage of amount redeemed)(2)                        1.00%
Exchange Fee                                                     None
Maximum Account Fee(3)                                           $0

Annual Fund Operating Expenses (expenses that are
  deducted from Fund assets)
Management Fees(4)                                               0.80%
Distribution and/or Service (12b-1) Fees                         None
Other Expenses(5)                                                None
Total Annual Fund Operating Expenses(4)                          0.80%
Fee Waiver and Expense Reimbursement(6)                          0.25%
Net Operating Expenses                                           0.55%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 1 Year        3 Years        5 Years         10 Years

  $56           $230           $420            $967
--------------------------------------------------------------------------------

(1) The fees and expenses in the Table and Example below reflect those of both the Bond Portfolio and the Fund.

(2) In addition, a wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $10.

(3) While the Fund does not currently charge an account maintenance fee, the Adviser, as an intermediary through which investments in the Fund may be made, may charge additional fees, require higher minimum investments or impose other limitations on the buying and selling of fund shares. For example, the Adviser may apply an annual account maintenance fee (assessed quarterly) upon investors who fail to maintain a minimum account balance. This fee applies to the investor's account with the Adviser and is not a fee charged to the Funds. For more information, refer to the Adviser's ADV Brochure and the Fund Costs area under the Fund Center of the Investing website from which you were referred.


Van Ness Funds - Prospectus                                                   20

(4) The expenses shown under Annual Fund Operating Expenses are based upon contractual arrangements by which the Adviser pays all expenses of managing and operating the Fund, including also the fees and expenses of the Portfolios, except brokerage expenses, taxes, interest, and extraordinary expenses, from the advisory fee or its own resources. This arrangement is known as an all-inclusive fee. The Bond Portfolio pays BGFA an annual fee at the rate of 0.08% of the Portfolio's average daily net assets. The Fund bears a pro rata portion of these fees; however, the Adviser is contractually required to pay these expenses.

(5) "Other Expenses" are estimates for the Fund's current fiscal year. Such expenses are expected to be de minimis.

(6) The Adviser has entered into a written expense limitation and reimbursement agreement with the Trust, under which it has agreed to waive its investment advisory fee and reimburse expenses to the extent necessary to maintain Net Operating Expenses at 0.55%. The expense limitation and reimbursement agreement is in effect for an initial term ending June 30, 2001 and will be renewed thereafter automatically for one year terms on an annual basis. The agreement can be changed, terminated or not renewed for the following annual term by the Adviser only upon providing at least thirty days' written notice to the Trust prior to the end of the then current annual term.

ADDITIONAL INFORMATION

' Dividends and Capital Gains. Dividends, if any, are declared daily and distributed monthly.

'     Investment Adviser. Whatifi Asset Management, Inc., Woburn, Massachusetts

'     Available for IRAs. Yes

' Minimum Initial Investment. $100 (aggregated across the Funds). While the Fund does not currently charge an account maintenance fee, the Adviser, as an intermediary through which investments in the Fund may be made, may charge additional fees, require higher minimum investments or impose other limitations on the buying and selling of fund shares. For example, the Adviser may apply an annual account maintenance fee per Fund (assessed quarterly) upon investors who fail to maintain a minimum account balance. This fee, payable to the Adviser, applies to the investor's account with the Adviser and is not a fee charged to the Funds. For more information, refer to the Adviser's ADV Brochure and the Fund Costs area under the Fund Center of the Investing website from which you were referred.


Van Ness Funds - Prospectus                                                   21

FUND PROFILE - Van Ness Money Market Fund

The following profile summarizes important aspects of Van Ness Money Market
Fund.

INVESTMENT OBJECTIVE

The Fund seeks to provide shareholders with a high level of income, while preserving capital and liquidity, by investing in high-quality short-term investments.

PRINCIPAL INVESTMENT STRATEGIES

The Fund seeks to achieve its investment objective by investing all of its assets in the Money Market Master Portfolio (the "Money Market Portfolio"), a series of Master Investment Portfolio. The Money Market Portfolio has the same investment objective as the Fund. The Money Market Portfolio invests its assets in U.S. dollar-denominated, high-quality money market instruments with remaining maturities of 397 days or less, and a dollar-weighted average portfolio maturity of 90 days or less. The Money Market Master Portfolio and the Fund seek to maintain a stable net asset value of $1.00 per share. The Money Market Portfolio investments include obligations of the U.S. Government, its agencies and instrumentalities (including government-sponsored enterprises), and high quality debt obligations such as obligations of domestic and foreign banks, commercial paper, corporate notes and repurchase agreements that represent minimal credit risk. "High quality" investments are investments rated in the top two rating categories by the requisite National Ratings Self Regulatory Organization ("NRSRO") or, if unrated, determined by BGFA to be of comparable quality to such rated securities under guidelines adopted by the Fund's Board of Trustees and the Money Market Portfolio's Board of Trustees.

PRINCIPAL RISKS

The Fund is subject to several risks, any of which could cause you to lose money.

The Fund is subject to interest rate risk, which is the risk that when interest rates rise the value of the debt instruments in which the Money Market Portfolio invests will go down.

The Fund is subject to credit risk, which is the risk that issuers of the debt instruments in which the Fund (through its investments in the Money Market Portfolio) invests may default on the payment of principal and/or interest. The Fund could lose money if the issuer of a fixed-income security owned by the Money Market Portfolio were unable or unwilling to meet its financial obligations.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PERFORMANCE/RISK INFORMATION

The bar chart and table below provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. This performance includes the performance of the Money Market Portfolio in which the Fund currently invests 100% of its assets. The Money Market Portfolio was organized on July 2, 1993 and operates as master in a master-feeder structure. The performance shown in the bar chart and table represents the actual performance of the Fund since July 11, 2000, its inception date, through December 31, 2000, and the actual performance of the Money Market Portfolio from July 2, 1993, its inception date, through July 10, 2000.


Van Ness Funds - Prospectus                                                   22

The Fund's returns shown below in the bar chart and table have been adjusted to account for estimated expenses payable at the Fund level, but do not take into account fee waivers and expense reimbursements. The table shows how the Fund's average annual returns for one and five calendar years and since inception compare with the rate for 3-month U.S. Treasury Bills. Past performance is not necessarily an indication of future performance.

MONEY MARKET FUND
1994     3.10
1995     4.82
1996     4.27
1997     4.45
1998     4.43
1999     4.09
2000     6.06

During the period shown in the bar chart, the highest return for a calendar quarter was 1.56% (quarter ended 12/31/00) and the lowest return for a quarter was 0.53% (quarter ended 03/31/94).

MONEY MARKET FUND
Average Annual Total Returns (As of December 31, 1999)

                                    1 Year      5 Years       Since Inception
                                                              July 2, 1993*
--------------------------------------------------------------------------------
Money Market Fund                   6.06%       4.46%         4.15%

Treasury Bills (3 month)            5.96%       5.25%         5.04%
--------------------------------------------------------------------------------

To obtain the Fund's current 7-day yield, shareholders may telephone 1-877-942-8434 or visit the Investing website .

*     Treasury Bills (3 month) performance is calculated from July 1, 1993.


Van Ness Funds - Prospectus                                                   23

FEES AND EXPENSES(1)

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases                 None
  (as a percentage of offering price)
Maximum Deferred Sales Charge (Load)                             None
Maximum Sales Charge (Load) Imposed on
Reinvested Dividends and Other Distributions                     None
Redemption Fees (within 90 days of purchase)
  (as a percentage of amount redeemed)(2)                        1.00%
Exchange Fee                                                     None
Maximum Account Fee(3)                                           $0

Annual Fund Operating Expenses (expenses that are
  deducted from Fund assets)
Management Fees(4)                                               0.80%
Distribution and/or Service (12b-1) Fees                         None
Other Expenses(5)                                                None
Total Annual Fund Operating Expenses(4)                          0.80%
Fee Waiver and Expense Reimbursement(6)                          0.25%
 Net Operating Expenses                                          0.55%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 1 Year        3 Years        5 Years         10 Years

  $56           $230           $420            $967
--------------------------------------------------------------------------------

(1) The fees and expenses in the Table and Example below reflect those of both the Money Market Portfolio and the Fund.

(2) In addition, a wire transfer fee is charged in the case of redemptions made by wire. Such fee is subject to change and is currently $10.

(3) While the Fund does not currently charge an account maintenance fee, the Adviser, as an intermediary through which investments in the Fund may be made, may charge additional fees, require higher minimum investments or impose other limitations on the buying and selling of fund shares. For example, the Adviser may apply an annual account maintenance fee (assessed quarterly) upon investors who fail to maintain a minimum account balance. This fee applies to the investor's account with the Adviser and is not a fee charged to the Funds. For more information, refer to the Adviser's ADV Brochure and the Fund Costs area under the Fund Center of the Investing website from which you were referred.


Van Ness Funds - Prospectus                                                   24

(4) The expenses shown under Annual Fund Operating Expenses are based upon contractual arrangements by which the Adviser pays all expenses of managing and operating the Fund, including also the fees and expenses of the Portfolios, except brokerage expenses, taxes, interest, and extraordinary expenses, from the advisory fee or its own resources. This arrangement is known as an all-inclusive fee. The Money Market Portfolio pays BGFA an annual fee at the rate of 0.10% of the Portfolio's average daily net assets. The Fund bears a pro rata portion of these fees; however, the Adviser is contractually required to pay these expenses.

(5) "Other Expenses" are estimates for the Fund's current fiscal year. Such expenses are expected to be de minimis.

(6) The Adviser has entered into a written expense limitation and reimbursement agreement with the Trust, under which it has agreed to waive its investment advisory fee and reimburse expenses to the extent necessary to maintain Net Operating Expenses at 0.55%. The expense limitation and reimbursement agreement is in effect for an initial term ending June 30, 2001 and will be renewed thereafter automatically for one year terms on an annual basis. The agreement can be changed, terminated or not renewed for the following annual term by the Adviser only upon providing at least thirty days' written notice to the Trust prior to the end of the then current annual term.

ADDITIONAL INFORMATION

' Dividends and Capital Gains. Dividends, if any, are declared daily and distributed monthly.

'     Investment Adviser. Whatifi Asset Management, Inc., Woburn, Massachusetts

'     Available for IRAs. Yes

' Minimum Initial Investment. $100 (aggregated across the Funds). While the Fund does not currently charge an account maintenance fee, the Adviser, as an intermediary through which investments in the Fund may be made, may charge additional fees, require higher minimum investments or impose other limitations on the buying and selling of fund shares. For example, the Adviser may apply an annual account maintenance fee per Fund (assessed quarterly) upon investors who fail to maintain a minimum account balance. This fee, payable to the Adviser, applies to the investor's account with the Adviser and is not a fee charged to the Funds. For more information, refer to the Adviser's ADV Brochure and the Fund Costs area in the Investing Section of the website from which you were referred .


Van Ness Funds - Prospectus                                                   25

WHY INVEST IN INDEX FUNDS?

Index funds appeal to many investors for a number of reasons:

' Diversification. Index funds generally invest in a diversified mix of companies and industries.

' Relative consistency. Index funds typically match the performance of relevant market benchmarks more closely than comparable actively managed funds do.

' Low cost. Index funds do not have many of the expenses of an actively managed fund - such as research - and keep trading activity, and thus operating expenses to a minimum.

' Low realization of capital gains. Because an index fund typically sells securities only to respond to redemption requests or to adjust the number of shares it holds to reflect a change in its target index, the fund's turnover rate - and thus its realization of taxable capital gains - is usually very low.

WHAT DO LARGE-CAP, MID-CAP OR SMALL CAP MEAN?

In general, Van Ness defines large-capitalization companies as those whose outstanding shares have a market value exceeding $10 billion. Mid-cap companies are those with a market value between $1 billion and $10 billion. Small cap companies typically have a market value of less than $1 billion.

MORE INFORMATION ON THE PORTFOLIOS AND THE FUNDS

Indexing Methods

In seeking to track a particular index, a fund generally uses one of two methods to select stocks. Some index funds hold each stock found in their target indexes in about the same proportions as represented in the indexes themselves. This is called a "replication" method. For example, if 5% of the S&P 500 Index were made up of the stock of a specific company, a fund tracking that index would invest about 5% of its assets in that company. The S&P 500 Fund uses this method of indexing.

Because it would be very expensive to buy and sell all of the securities held in certain indexes (the Wilshire 4500 Index, the EAFE Index and the Aggregate Bond Index), the Extended Index Portfolio, the International Portfolio and the Bond Portfolio, use a "sampling" technique. Using a sophisticated computer program, the Extended Index and International Portfolios invest in a representative sample of stocks from their target index that will resemble the full index in terms of industry weightings, market capitalization, price/earnings ratio, dividend yield, and other characteristics. For instance, if 10% of the Wilshire 4500 Index were made up of utility stocks, the Extended Index Portfolio can be expected to invest about 10% of its assets in some - but not all - of such utility stocks. The particular utility stocks selected by the Fund, as a group, would have investment characteristics similar to those of the utility stocks in the Index. Using a sophisticated computer program, the Bond Portfolio invests in a representative sample of the approximately 6,000 fixed income securities, including investment grade U.S. government and agency securities, corporate bonds, and mortgage-backed, asset-backed and commercial mortgage-backed securities, measured by the Aggregate Bond Index. For sampling purposes bonds are selected for investment by the Bond Portfolio based on various factors, including among others, the relative proportion of such securities in the Aggregate Bond Index, credit quality, issuer sector, maturity structure, coupon rates and callability.

Costs and Market-timing


Van Ness Funds - Prospectus                                                   26

Some investors try to profit from a strategy called market-timing - switching money into investments when the investor expects prices to rise, and taking money out when the investor expects prices to fall. As money is shifted in and out of a fund, the fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. Accordingly, the Funds have adopted the following policies, among others, designed to discourage short-term trading:

      Each Fund reserves the right to reject any exchange request it believes will increase transaction costs, or otherwise adversely affect other shareholders. Specifically, exchange activity may be limited to 12 exchanges within a one year period per Fund or 1% of the Fund's NAV. Each Fund may delay forwarding redemption proceeds for up to seven days if the investor redeeming shares is engaged in excessive trading, or if the amount of the redemption request otherwise would be disruptive to efficient portfolio management, or would adversely affect the Fund.

                 The Van Ness Funds do NOT permit market-timing.

             DO NOT INVEST IN THESE FUNDS IF YOU ARE A MARKET-TIMER.

Turnover Rate

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on the fund's return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as income subject to taxes. A turnover rate of 100% would occur if a fund sold and replaced securities valued at 100% of its net assets within a one-year period.

In general, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Turnover rates for large-cap stock index funds tend to be very low because large-cap indexes, such as the S&P 500, typically do not change much from year to year. Turnover rates for other stock index funds and bond funds tend to be higher (although still relatively low, compared to actively managed funds) because the indexes they track are more likely to change as a result of mergers, acquisitions, business failures, or growth of companies than a larger-cap index.

Objectives and Other Investment Strategies

As with all mutual funds, there is no assurance that the Funds will achieve their respective investment objectives. The investment objectives of the Funds are not fundamental and may be changed without approval of a Fund's shareholders. A Fund may withdraw its investment in a Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of the Fund and its shareholders. If there is a change in the investment objective and strategies of a Fund, a shareholder should consider whether the Fund remains an appropriate investment in view of the shareholder's then current financial position and needs.

As long as a Fund continues to invest 100% of its assets in a Portfolio, its portfolio turnover rate will be the same as the corresponding Portfolio.

Each Index Portfolio may invest up to 10% of its total assets in high quality money market instruments to provide liquidity to meet redemption requests.

Each Index Portfolio may use derivative instruments to the extent BGFA deems such use appropriate in order to:

(i) simulate full investment in its corresponding index while retaining a cash balance for portfolio management purposes; (ii) facilitate trading; (iii) reduce transaction costs; or (iv) seek higher investment returns when such instruments are priced more attractively than the stocks or bonds in its corresponding


Van Ness Funds - Prospectus                                                   27
index. Such derivatives include the purchase and sale of futures contracts and options on the S&P 500 Index, the Wilshire 4500 Index, the EAFE Free Index and the Aggregate Bond Index.

Each Master Portfolio will not concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that each Master Portfolio will concentrate its investments to approximately the same extent that its underlying index concentrates in a particular industry or group of industries.

The Money Market Fund and Money Market Portfolio emphasize safety of principal and high credit quality. The investment policies of the Money Market Fund and the Money Market Portfolio prohibit the purchase of many types of floating-rate instruments, commonly referred to as derivatives, that are considered to be potentially volatile. The Money Market Portfolio, however, may invest in high-quality asset-backed securities and variable and floating-rate obligations, which are considered to be derivative instruments. The Money Market Fund (through its investments in the Money Market Portfolio) may only invest in variable-rate securities eligible for purchase under Rule 2a-7 under the Investment Company Act of 1940. Variable-rate instruments are subject to interest rate and credit risks.

Investment Risks

An investment in the Funds is subject to investment risks, including the loss of the principal amount invested. The performance per share of the Funds and the Portfolios will change daily based on various factors, including, but not limited to, the quality of the instruments held by each Portfolio, national and international economic conditions and general market conditions.

Indexing: The Index Funds invest (through their investments in the corresponding Portfolios) in the securities included in the relevant Index regardless of the investment merits of such securities. As such, an Index Fund cannot in any meaningful way modify its investment strategies to respond to changes in the economy and may be particularly susceptible to general market declines. An Index Fund's ability to track the performance of its Index will also be affected by, among other things, transaction costs, the fees and expenses of the Fund and the corresponding Portfolio, changes in the composition of the corresponding Index or the assets of the corresponding Portfolio, and the timing, frequency and amount of investor purchases and redemptions of the Fund and its corresponding Portfolio. Each Portfolio must maintain cash balances to pay redemptions made by its interestholders and to pay its own expenses. This may affect the overall performance of the Fund.

Derivatives: Derivatives are financial instruments whose values are "derived" from prices of other securities or specified assets, indices, or rates. The use of derivatives is a specialized investment technique. There can be no guarantee that the use of derivatives will increase the return of a Fund, or protect its assets from declining in value. A Fund's investments in derivative instruments can significantly increase its exposure to market risk or the credit risk of the counterparty. Derivative instruments can also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instruments may not correlate perfectly with a Fund's corresponding Index. In fact, the use of derivative instruments may adversely impact the value of the Funds' assets, which may reduce the return you receive on your investment.

The Index Funds' use of derivative instruments may affect the Funds' ability to track their respective indexes if the derivatives do not perform as expected, or if the derivative instruments are timed incorrectly or are executed under adverse market conditions.

Mortgage-Backed Securities: Mortgage-backed securities represent interests in underlying pools of mortgages. These types of securities are issued by a number of government agencies, including the Government National Mortgage Association
(GNMA), often referred to as "Ginnie Mae"; the Federal Home Loan Mortgage Corporation (FHLMC), often referred to as "Freddie Mac"; the Federal National Mortgage Association (FNMA), often referred to as "Fannie Mae"; and the Federal Housing Authority (FHA). GNMAs are guaranteed by the full faith and credit of the U.S. government as to the timely payment of principal and


Van Ness Funds - Prospectus                                                   28
interest; mortgage securities issued by other government agencies or private corporations are not. Although the Government/Credit Bond Index includes FNMA and FHLMC debt instruments, they do not include mortgage-backed FNMAs and FHLMCs. Commercial mortgage-backed securities are securities that are secured or backed by mortgage loans on commercial properties.

Asset-Backed Securities: Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement.

Asset-backed securities typically do not have the benefit of the same direct security interest in the underlying collateral as do mortgage-backed securities. In addition, as purchasers of an asset-backed security, the Master Portfolio generally would have no recourse to the entity that originated the loans in the event of default by a borrower. If the credit enhancement of an asset-backed security held by the Master Portfolio has been exhausted, and, if any required payments of principal and interest are not made with respect to the underlying loans, the Master Portfolio may experience losses or delays in receiving payment. The Money Market Portfolio may invest in high-quality asset-backed securities.

Securities Lending: Each Portfolio in which the Funds invest may lend its securities to certain high quality financial institutions in amounts not to exceed in the aggregate one-third of the Portfolio's total assets. a Portfolio would lend its securities in order to earn income. These loans are fully collateralized. However, if the institution defaults, the Funds' performance could be reduced.

THE FUNDS' MANAGEMENT

Investment Advisers. Under an investment advisory agreement with the Funds, Whatifi Asset Management, Inc., a registered investment adviser, provides investment advisory services to the Funds. The Adviser is a wholly owned subsidiary of Whatifi Financial Inc. and is located at 100 Unicorn Park Drive, Woburn, Massachusetts 01801. On February 15, 2001, Whatifi Financial, Inc. entered into an agreement with CIBC Capital Partners to provide funding to Whatifi Financial, Inc. in exchange for an ownership stake, resulting in a change in control of Whatifi Financial, Inc. In addition, the Trust and each of the Funds changed their names from "Whatifi" to "Van Ness" effective on the date of this prospectus.

The Adviser was formed in July, 2000 to manage the Funds and has no prior experience as an investment adviser. The Adviser provides various financial services to on-line investors. Through the world wide web, the Adviser offers access to your Fund account virtually anywhere, at any time. Subject to general supervision of the Trust's Board of Trustees and in accordance with the investment objective, policies and restrictions of each Fund, the Adviser provides the Funds with investment guidance, policy direction and monitoring of each of the Portfolios in which each Fund invests. The Adviser may in the future manage cash and money market instruments for cash flow purposes. The Adviser also provides or arranges for administration, transfer agency, custody and all other services needed for the Funds to function. For its investment advisory services, each Fund pays the Adviser an investment advisory fee at an annual rate, after fee waivers and expense reimbursements, equal to the following percentage of each Fund's average daily net assets:

                                                           After Fee Waiver and
                                      Contractual Rate     Expense Reimbursement
FUND                                  (as a % of average   (as a % of average
                                      daily net assets)    daily net assets)*

Van Ness S&P 500 Index Fund           0.80%                0.55%

Van Ness Extended Market Index Fund   0.80%                0.55%
--------------------------------------------------------------------------------

Van Ness Funds - Prospectus                                                   29

Van Ness International Index Fund     0.80%                0.55%

Van Ness Total Bond Index Fund        0.80%                0.55%

Van Ness Money Market Fund            0.80%                0.55%
--------------------------------------------------------------------------------

Out of the fee received by the Adviser, the Adviser pays all expenses of managing and operating the Funds including the expenses of the Portfolios except brokerage expenses, taxes, interest, and extraordinary expenses from the advisory fee or its own resources. A portion of the investment advisory fee may be paid by the Adviser to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Adviser. In approving the Funds' investment advisory agreement, the Trustees of the Funds considered that each Funds' aggregate fees and expenses are higher than if such Fund invested directly in the securities held by its corresponding Portfolio.

BGFA is the investment adviser for each Portfolio. BGFA is a direct subsidiary of Barclays Global Investors, N.A. which, in turn, is an indirect subsidiary of Barclays Bank PLC. BGFA is located at 45 Fremont Street, San Francisco, California 94105. BGFA has provided asset management, administration and investment advisory services for over 25 years. As of December 31, 2000, BGFA and its affiliates provided investment advisory services for over $800 billion of assets. BGFA receives a fee from each Portfolio at an annual rate equal to the following percentage of each Portfolio's average daily net assets:

PORTFOLIO                     % of Average Daily Net Assets

S&P 500 Portfolio                        0.05%

Extended Index Portfolio                 0.08%**

International Portfolio                  0.15%***

Bond Portfolio                           0.08%

Money Market Portfolio                   0.10%

* The Adviser has entered into a written expense limitation and reimbursement agreement with the Trust, under which it has agreed to waive a percentage of its investment advisory fee received from the Funds to the extent necessary to maintain total operating expenses at 0.55% of each Fund's average daily net assets. This waiver of fees and reimbursement of expenses is subject to possible reimbursement of the Adviser by the Funds within three years of the Funds' commencement of operations if the reimbursement by the Funds can be implemented within the stated expense limitations. The expense limitation and reimbursement agreement is in effect for an initial term of one year and will be renewed thereafter automatically for one year terms on an annual basis. The agreement can be changed, terminated or not renewed by the Trust upon providing thirty days' prior notice.

** The Extended Index Portfolio also imposes an annual co-administration fee of 0.02% of average daily net assets.

*** After assets reach $1 billion the investment advisory fee payable to BGFA will decline to 0.10% of the International Portfolio's average daily net assets. The International Portfolio also imposes an annual co-administration fee of 0.10% of average daily net assets, which declines to 0.07% after assets reach $1 billion.

Each Fund bears a pro rata portion of the investment advisory fees paid by its corresponding Portfolio; however, under the investment advisory agreement the Adviser is contractually obligated to pay these expenses.

The Funds' SAI contains detailed information about the Funds' investment adviser, administrator, and other service providers.


Van Ness Funds - Prospectus                                                   30

THE FUNDS' STRUCTURE

Each Fund is a separate series of Van Ness Funds. Prior to the date of this Prospectus, the Trust and each of the Funds were known as the "Whatifi Funds" prior to a name change to the "Van Ness Funds." The S&P 500 Index Fund, the Extended Market Index Fund, the International Index Fund, the Total Bond Index Fund, and the Money Market Fund seek to achieve their investment objectives by investing all of a Fund's assets in the corresponding S&P 500 Portfolio, the Extended Index Portfolio, the International Portfolio, the Bond Portfolio, and the Money Market Portfolio, respectively. The Index Portfolios and the Money Market Portfolio are each a series of Master Investment Portfolio, a separate open-end investment company with a substantially similar investment objective as the corresponding Fund. This structure is referred to as a "master/feeder" structure because one fund (the "feeder" fund) (i.e., the Funds) invests all of its assets in a second fund (the "master fund") (i.e., the Portfolios). In addition to selling its shares to a Fund, each corresponding Portfolio has sold and is expected to continue to sell its shares to certain other mutual funds (i.e. other feeder funds) or other investors. The expenses paid by these other feeder mutual funds and investors may differ from the expenses paid by a Fund. Accordingly, the returns received by shareholders of other mutual funds or other accredited investors may differ from those received by shareholders of the Funds.

The Van Ness Funds' Trustees believe that, as other investors invest their assets in the Portfolios, certain economic efficiencies may be realized with respect to each Portfolio. For example, fixed expenses that otherwise would have been borne solely by a Fund (and the other existing interestholders in its corresponding Portfolio) would be spread across a larger asset base as more mutual funds or other accredited investors invest in a Portfolio. If a mutual fund or other investor withdraws its investment from a Portfolio, the economic efficiencies that the Trustees believe could be available through investment in a Portfolio may not be fully realized.

Each Fund may be asked to vote on matters concerning its corresponding Portfolio. When Master Investment Portfolio or a Fund's corresponding Portfolio requests that the Fund vote on matters pertaining to Master Investment Portfolio or the corresponding Portfolio, that Fund, at the discretion of the Board of Trustees, will either: (i) hold a meeting of its shareholders, and, at the meeting of the investors in the Portfolio, will cast all of the Fund's votes in the same proportion as the votes of the Fund's shareholders; or (ii) will vote the shares of the Portfolio held by the Fund in the same proportion as the vote of all other holders of the Portfolio's securities.

A Fund may withdraw its investments in the corresponding Portfolio if the Board determines that it is in the best interests of the Fund and its shareholders to do so. In connection with any such withdrawal, the Board would consider what action might be taken, including the investment of all the assets of the Fund in another pooled investment vehicle having the same investment objective as the Fund, direct management of the Fund or other pooled investment entity by the Adviser or the hiring of an investment sub-adviser to manage the Fund's assets.

Investment of the Funds' assets in the Portfolios is not a fundamental policy of the Funds and a shareholder vote is not required for a Fund to withdraw its investment from a Portfolio.

PRICING OF FUND SHARES

The Funds are no-load funds. This means you may purchase or sell shares directly at a Fund's net asset value ("NAV") next determined after the Fund receives your request in proper form to purchase or sell shares. A request is received in proper form if it is placed on the Investing web site, specifying the number of shares or dollar amount of shares to be purchased or redeemed. (See "Placing an Order"). If the Fund receives such request prior to the close of the NYSE on a day on which the NYSE is open, your share price will be the NAV determined that day. Shares will not be priced on days on which the NYSE is closed for trading.


Van Ness Funds - Prospectus                                                   31

Effective September 13, 2001, shares of the Van Ness Money Market Fund are available for purchase and redemption on each day on which U.S. bond markets are open for trading (a "Money Market Business Day"). Purchase and redemption orders received prior to 4:00 p.m., Eastern time, on any Money Market Business Day will be effected at the net asset value per share of the Van Ness Money Market Fund determined as of 4:00 p.m., Eastern time, on that date. Each Fund's investment in its corresponding Master Portfolio is valued based on the Fund's ownership interest in the net assets of such Master Portfolio. A Fund's NAV per share is calculated by taking the value of each Fund's net assets and dividing by the number of shares outstanding. Expenses are accrued daily and applied when determining the Fund's NAV. The NAV for each Fund is determined as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern Time), each day the NYSE is open. Each Fund reserves the right to change the time at which purchases and redemptions are priced if the NYSE closes at a time other than 4:00 p.m. Eastern Time or if an emergency exists. The NYSE is closed on most national holidays and on Good Friday.

Some securities in which the Index Portfolios may invest may be primarily listed on foreign exchanges that trade on weekends and other days when an Index fund does not price its shares. Accordingly, an Index Fund's shares NAV may change on days when shareholders will not be able to purchase or redeem shares.

Each Portfolio calculates the value of its assets on the same day and at the same time as its corresponding Fund. Each Portfolio's investments are valued each day the NYSE is open for business. Each Index Portfolio's assets are valued by using available market quotations or at fair value as determined in good faith by the Board of Trustees of Master Investment Portfolio. Bonds and notes with remaining maturities of 60 days or less are valued at amortized cost. The Money Market Portfolio values its securities at amortized cost to account for any premiums or discounts above or below the face value of the securities that Portfolio buys. The amortized cost method does not reflect daily fluctuations in market value.

HOW TO BUY AND SELL SHARES OF THE VAN NESS FUNDS

On-Line Investor Requirements

The Funds are available only to on-line investors that establish an account with the Adviser, Whatifi Asset Management. The Adviser and each Fund require you to enter into an Internet Services Agreement, which, among other things, requires shareholders to consent to receive all shareholder information about the Fund and information about the Adviser electronically. Shareholder information includes, but is not limited to, prospectuses, financial reports, confirmations, proxy solicitations, and financial statements. Adviser information includes, but is not limited to, the ADV brochure. You may also receive other correspondence from Van Ness Funds or Whatifi Asset Management through your e-mail account. By opening an account and purchasing shares of a Fund, you certify that you have access to the Internet and a current e-mail account, and you acknowledge that you have the sole responsibility for providing a correct and operational e-mail address. You may incur costs for on-line access to shareholder documents and for maintaining an e-mail account. Currently, the SEC requires an investor in the Funds to be offered the opportunity to revoke their consent to receive shareholder information electronically. To revoke a prior consent you may write to:

            Van Ness Funds, P.O. Box 182113, Columbus, OH 43218-2113.

If the SEC allows shareholders who have revoked their consent to be charged for paper delivery of shareholder information, such shareholders will be charged a fee to offset the costs of printing, shipping and handling of paper information.

Account Requirements

To open your account, you must complete the Account Application process (the "Application"). The Application is available at the Investing website. While the Application is submitted electronically, you may be required to submit additional information to verify your identity.


Van Ness Funds - Prospectus                                                   32

You can access the Application at the Investing website through multiple electronic gateways on the Internet, for example, America Online and Microsoft Investor. For more information on how to access account information and/or applications electronically, please refer to the online assistant the Investing website, available 24 hours a day or call 1-877-942-8434 between 8:00 a.m. and 9 p.m. (Eastern Time), Monday through Friday.

You may open your account or add to your existing account by check or money order, make payable to Van Ness Funds, and mail to:

            Van Ness Funds, P.O. Box 182113, Columbus, OH 43218-2113.

Once you open your account, you will be subject to general account requirements as described in the Application, and will have access to all the electronic financial services offered over the Internet by the Adviser, including the opportunity to invest in the Funds.

Placing an Order

You can begin purchasing shares of the Funds as soon as you open your account. Since an Index Fund's NAV changes daily, your purchase price will be the next NAV determined after a Fund receives your request order in proper form to purchase shares.

You can place orders to purchase or redeem Fund shares by accessing the Investing web site. At the time you log-on to the web site, you will be requested to enter your password so that each transaction is secure. By clicking on the appropriate mutual fund order buttons, you can place an order to purchase, withdraw or exchange shares in a Fund. When you first open an account, you will be asked: (1) to consent to receive all Fund documentation electronically; and (2) to affirm that you have read the prospectus. The Prospectus is available for viewing and printing on our web site. If you do not consent to maintain an e-mail account you will not be able to purchase shares of a Fund. Notice of trade confirmations will be sent electronically to the e-mail address you provided when you opened your account.

All of your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted.

Minimum Investment Requirements

'   For your initial investment aggregated across the Funds    $100

'   To buy additional shares aggregated across the Funds       Minimum: $100

'   Continuing minimum investment                              See below

While the Fund does not currently charge an account maintenance fee, the Adviser, as an intermediary through which investments in the Fund may be made, may charge additional fees, require higher minimum investments or impose other limitations on the buying and selling of funds shares. For example, the Adviser may apply an annual account maintenance fee (assessed quarterly) upon investors who fail to maintain a minimum account balance. This fee, payable to the Adviser, applies to the investor's account with the Adviser and is not a fee charged to the Funds. For more information, refer to the Adviser's ADV Brochure and the Fund Costs area under the Fund Center of the Investing website from which you were referred.

After your account is established you may use any of the methods described above to buy or sell shares. You can sell only shares of the Funds that you own. Accordingly, you cannot "short" shares of a Fund.

Accessing Account Information

Please refer to the Investing website.


Van Ness Funds - Prospectus                                                   33

Redemptions

You can access money invested in a Fund at any time by selling some or all of your shares back to the Fund. When a Fund receives your withdrawal order, your shares will be redeemed and the proceeds will be sent to you via check or electronic transfer, based on your payment selection. This usually occurs the business day following the transaction.

Redemption Delays. In order to receive payment on redeemed shares, you must wait until the funds you used to buy the shares have cleared (e.g., if you purchased shares of a Fund by check, until your check has cleared). This delay may take up to fifteen (15) days from the date of purchase. The right of redemption may be suspended during any period in which (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays; (ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Funds not reasonably practicable.

Redemption Fee. Please refer to the Fund Profiles for information on redemption fees. The Index Funds can experience substantial price fluctuations and are intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions, however, can disrupt a Fund's investment program and create additional transaction costs that are borne by all shareholders.

Internet Redemption Privilege

The Funds employ reasonable procedures to confirm that instructions communicated by the Internet are genuine. The Funds may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

Exchange Privilege

Shares of the Funds may be exchanged for each other at NAV. Exchanges may only be made for shares of the Funds then offered for sale in your state of residence. The exchange privilege may be modified or terminated by the Board of Trustees upon 60 days' prior notice to you.

Automatic Investment Plan

You may make automatic monthly investments in any Fund from your bank, savings and loan or other depository institution account. The minimum initial and subsequent investments must be $100 per month under the plan. The maximum investment is $20,000 per month under the plan. Your depository institution may impose its own charge for debiting your account.

Amending Your Application

For your protection, you will be required to submit an amended Application if you desire to change certain information provided in your initial Application. The supporting documentation is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. The Funds will require supporting documentation under the following circumstances:

'     You wish to change the last name on your account.

'     You wish to change the Social Security Number on your account.


Van Ness Funds - Prospectus                                                   34

'     You wish to change the date of birth on your account.

BUYING A DIVIDEND

Unless you are investing through a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: on December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received - even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest. See "Dividends and Other Distributions" below for each Fund's dividends and distributions schedule.


Van Ness Funds - Prospectus                                                   35

DIVIDENDS AND OTHER DISTRIBUTIONS

The S&P 500 Index Fund, the Extended Market Index Fund and the International Index Fund intend to pay dividends from their net investment income quarterly and distribute capital gains, if any, annually. The Bond Index Fund and the Money Market Fund intend to declare dividends daily and distribute them monthly. The Bond Index Fund and the Money Market Fund will distribute capital gains, if any, at least annually. The Funds may make additional distributions as necessary.

Unless you choose otherwise, all your dividends and capital gain distributions will be automatically reinvested in additional Fund shares. Shares are purchased at the net asset value determined on the reinvestment date.

TAX CONSEQUENCES

The following information is intended to be a general summary for U.S. taxpayers. Please refer to the Funds' SAI for more information. You should rely on your own tax adviser for advice about the federal, state and local tax consequences related to any investment in the Funds. Each Fund generally will not have to pay income tax on amounts it distributes to you; however, you will be taxed on distributions you receive.

The S&P 500 Index Fund, the Extended Market Index Fund and the International Index Fund will each distribute substantially all of their income and gains to their shareholders each year. The Bond Index Fund and the Money Market Fund will distribute dividends monthly. If a Fund declares a dividend in October, November or December of any year but pays it in January of the next year, you may be taxed on the dividend as if you received it in the previous year.

You will generally be taxed on dividends you receive from a Fund, regardless of whether they are paid to you in cash or are reinvested in additional Fund shares. A Fund's capital gain distributions will be taxable at different rates depending upon the length of time the Fund has held its assets.

If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to various tax rules. You should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you dispose of your Fund shares, for example, through redemption, exchange or sale. You will generally have a capital gain or loss from a disposition. The amount of the gain or loss and the rate of tax will depend primarily upon how much you paid for the shares of the Fund, how much you sold them for, and how long you held them.

Each Fund will e-mail you a report each year that will show you which dividends must be treated as ordinary income and which (if any) are long-term capital gain.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method by which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

GLOSSARY OF INVESTMENT TERMS


Van Ness Funds - Prospectus                                                   36

Active Management ' An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their judgment in buying and selling securities.

Capital Gains Distribution ' Payment to mutual fund shareholders of gains realized on securities that the fund has sold at a profit, less any realized losses.

Cash Reserves ' Cash deposits, short-term bank deposits, and money market instruments which include U.S. Treasury bills, bank certificates of deposit
(CDs), repurchase agreements, commercial paper, and banker's acceptances.

Common Stock ' A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Dividend Income ' Payment to shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio ' The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, any 12b-1 distribution fees (i.e. fees paid by the mutual fund to promote the sale of its shares), other expenses and the expenses of the Master Portfolio. The Funds do not charge any Rule 12b-1 fees.

Index ' An unmanaged group of securities whose overall performance is used as a standard to measure investment performance.

Investment Advisor ' An entity that makes the day-to-day decisions regarding a fund's investments

Mutual Fund ' An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV) ' The market value of a mutual fund's total assets, less liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

Passive Management ' A low-cost investment strategy in which a mutual fund attempts to match - rather than outperform - a particular stock or bond market index. Also known as indexing.

Principal ' The amount of money you put into an investment.

Securities ' Stocks, bonds, money market instruments, and other investment vehicles.

Total Return ' A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.


Van Ness Funds - Prospectus                                                   37

Volatility ' The fluctuation in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

Yield ' Income (interest or dividends) earned by an investment, expresses as a percentage of the investment's price.


Van Ness Funds - Prospectus                                                   38

FINANCIAL HIGHLIGHTS

Van Ness S&P 500 Index Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance since its inception on July 11, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have realized on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). The information presented has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report of the Fund, which is available upon request.

                                                                      For the
                                                                    period ended
                                                                    December 31,
                                                                        2000*
                                                                    ------------
Net Asset Value, Beginning of Period                                $   10.00
--------------------------------------------------------------------------------
Investment Activities:
  Net investment income                                                  0.02
  Net realized/unrealized losses from investments                       (1.07)
    Total from Investment Activities                                    (1.05)
Net Asset Value, End of Period                                      $    8.95
--------------------------------------------------------------------------------
    Total Return                                                     (10.50)%(a)
Ratios/Supplemental Data:
  Net assets at end of period                                       $  42,938
  Ratio of expenses to average net assets                               0.55%(b)
  Ratio of net investment income to average net assets                  0.69%(b)
  Ratio of expenses to average net assets**                             0.80%(b)
  Portfolio turnover rate                                                 10%(c)
--------------------------------------------------------------------------------
  *   Fund commenced operations on July 11, 2000.
 ** During the period, certain fees were contractually reduced. If such contractual fee reductions had not occurred, the ratio would have been as indicated.
(a)   Not annualized
(b)   Annualized
(c)   Represents the portfolio turnover rate of the S&P 500 Index Master
      Portfolio


Van Ness Funds - Prospectus                                                   39

FINANCIAL HIGHLIGHTS

Van Ness Extended Market Index Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance since its inception on July 11, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have realized on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). The information presented has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report of the Fund, which is available upon request.

                                                                      For the
                                                                    period ended
                                                                    December 31,
                                                                        2000*
                                                                    ------------
Net Asset Value, Beginning of Period                                $   10.00
--------------------------------------------------------------------------------
  Net investment income                                                  0.02
  Net realized/unrealized losses from investments                       (1.71)
    Total from Investment Activities                                    (1.69)
Net Asset Value, End of Period                                      $    8.31
--------------------------------------------------------------------------------
    Total Return                                                     (16.90)%(a)
Ratios/Supplemental Data:
  Net assets at end of period                                       $  31,951
  Ratio of expenses to average net assets                               0.55%(b)
  Ratio of net investment income to average net assets                  0.54%(b)
  Ratio of expenses to average net assets**                             0.80%(b)
  Portfolio turnover rate                                                 38%(c)
--------------------------------------------------------------------------------
  *   Fund commenced operations on July 11, 2000.
 ** During the period, certain fees were contractually reduced. If such contractual fee reductions had not occurred, the ratio would have been as indicated.
(a)   Not annualized
(b)   Annualized
(c)   Represents the portfolio turnover rate of the Extended Index Master
      Portfolio


Van Ness Funds - Prospectus                                                   40

FINANCIAL HIGHLIGHTS

Van Ness International Index Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance since its inception on July 11, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have realized on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). The information presented has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report of the Fund, which is available upon request.

                                                                      For the
                                                                    period ended
                                                                    December 31,
                                                                        2000*
                                                                    ------------
Net Asset Value, Beginning of Period                                $   10.00
--------------------------------------------------------------------------------
  Net investment income                                                  0.02
  Net realized/unrealized losses from investments                       (1.20)
    Total from Investment Activities                                    (1.18)
Net Asset Value, End of Period                                      $    8.82
--------------------------------------------------------------------------------
    Total Return                                                     (11.80)%(a)
Ratios/Supplemental Data:
  Net assets at end of period                                       $  36,703
  Ratio of expenses to average net assets                               0.55%(b)
  Ratio of net investment income to average net assets                  0.69%(b)
  Ratio of expenses to average net assets**                             0.90%(b)
  Portfolio turnover rate                                                 45%(c)
--------------------------------------------------------------------------------
  *   Fund commenced operations on July 11, 2000.
 ** During the period, certain fees were contractually reduced. If such contractual fee reductions had not occurred, the ratio would have been as indicated.
(a)   Not annualized
(b)   Annualized
(c) Represents the portfolio turnover rate of the International Index Master Portfolio


Van Ness Funds - Prospectus                                                   41

FINANCIAL HIGHLIGHTS

Van Ness Total Bond Index Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance since its inception on July 11, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have realized on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). The information presented has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report of the Fund, which is available upon request.

                                                                      For the
                                                                    period ended
                                                                    December 31,
                                                                        2000*
                                                                    ------------
Net Asset Value, Beginning of Period                                  $ 10.00
--------------------------------------------------------------------------------
  Net investment income                                                  0.30
  Net realized/unrealized losses from investments                        0.40
    Total from Investment Activities                                     0.70
--------------------------------------------------------------------------------
Shareholder Distributions:
  From net investment income                                            (0.30)
    Total Shareholder Distributions                                     (0.30)
Net Asset Value, End of Period                                        $ 10.40
--------------------------------------------------------------------------------
    Total Return                                                        7.09%(a)
Ratios/Supplemental Data:
  Net assets at end of period                                         $33,769
  Ratio of expenses to average net assets                               0.55%(b)
  Ratio of net investment income to average net assets                  6.22%(b)
  Ratio of expenses to average net assets**                             0.80%(b)
  Portfolio turnover rate                                                 52%(c)
--------------------------------------------------------------------------------
  *   Fund commenced operations on July 11, 2000.
 ** During the period, certain fees were contractually reduced. If such contractual fee reductions had not occurred, the ratio would have been as indicated.
(a)   Not annualized
(b)   Annualized
(c)   Represents the portfolio turnover rate of the Bond Index Master Portfolio


Van Ness Funds - Prospectus                                                   42

FINANCIAL HIGHLIGHTS

Van Ness Money Market Fund

The Financial Highlights table is intended to help you understand the Fund's financial performance since its inception on July 11, 2000. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate of return that an investor would have realized on an investment in the Fund (assuming reinvestment of all dividends and distributions, if any). The information presented has been audited by KPMG LLP, whose report, along with the Fund's financial statements, are included in the annual report of the Fund, which is available upon request.

                                                                      For the
                                                                    period ended
                                                                    December 31,
                                                                        2000*
                                                                    ------------
Net Asset Value, Beginning of Period                                  $  1.00
--------------------------------------------------------------------------------
  Net investment income                                                 0.029
    Total from Investment Activities                                    0.029
--------------------------------------------------------------------------------
Shareholder Distributions:
  From net investment income                                           (0.029)
    Total Shareholder Distributions                                    (0.029)
Net Asset Value, End of Period                                        $  1.00
--------------------------------------------------------------------------------
    Total Return                                                        2.96%(a)
Ratios/Supplemental Data:
  Net assets at end of period                                         $57,384
  Ratio of expenses to average net assets                               0.55%(b)
  Ratio of net investment income to average net assets                  6.16%(b)
  Ratio of expenses to average net assets**                             0.80%(b)
--------------------------------------------------------------------------------
 *  Fund commenced operations on July 11, 2000.
** During the period, certain fees were contractually reduced. If such contractual fee reductions had not occurred, the ratio would have been as indicated.
(a) Not annualized
(b) Annualized


Van Ness Funds - Prospectus                                                   43

MORE INFORMATION

The SAI contains more information on each Fund. The SAI is incorporated into this Prospectus by reference. Further information about the Funds' investments will be available in the Funds' annual and semi-annual reports. In a Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its fiscal year.

Additional information, including the SAI and the most recent annual and semi-annual reports (when available), may be obtained without charge at the Investing web site . Shareholders will be alerted by e-mail when a prospectus amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any questions.

Further information about the Funds (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call 202-942-8090 for information about the operations of the Public Reference Room. Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies can also be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

Whatifi Asset Management, Inc.

100 Unicorn Park Drive, Woburn, Massachusetts 01801

Toll-Free: 1-877-942-8434

Investment Company Act file No.: 811-09741


Van Ness Funds - Prospectus                                                   44

                       STATEMENT OF ADDITIONAL INFORMATION

                                 Van Ness Funds

                           Van Ness S&P 500 Index Fund

                       Van Ness Extended Market Index Fund

                        Van Ness International Index Fund

                         Van Ness Total Bond Index Fund

                           Van Ness Money Market Fund

                                   May 1, 2001
                    (As supplemented through January 1, 2002)

This Statement of Additional Information (the "SAI") is not a prospectus and should be read together with the Prospectus for the Van Ness S&P 500 Index Fund (the "S&P 500 Index Fund"), the Van Ness Extended Market Index Fund (the "Extended Market Index Fund"), the Van Ness International Index Fund (the "International Index Fund"), the Van Ness Total Bond Index Fund, (the "Bond Index Fund" (collectively, the "Index Funds"), and the Van Ness Money Market Fund (the "Money Market Fund" (collectively with the Index Funds, the "Funds") dated May 1, 2001.

To obtain a copy of the Funds' Prospectus and the Funds' most recent shareholders' report (when issued) free of charge, please access our Website online (www.whatifi.com) or via e-mail at support@whatifi.com. The Funds are for on-line investors only.

TABLE OF CONTENTS

                                                                            Page

THE FUNDS.................................................................

INVESTMENT STRATEGIES AND RISKS...........................................

FUND POLICIES.............................................................

PORTFOLIO POLICIES........................................................

TRUSTEES AND OFFICERS.....................................................

INVESTMENT MANAGEMENT.....................................................

SERVICE PROVIDERS.........................................................

PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION............................

ORGANIZATION, DIVIDEND AND VOTING RIGHTS..................................

SHAREHOLDER INFORMATION...................................................

TAXATION..................................................................

MASTER PORTFOLIO ORGANIZATION.............................................

PERFORMANCE INFORMATION...................................................

INDEX INFORMATION.........................................................

FINANCIAL STATEMENTS......................................................

APPENDIX..................................................................

THE FUNDS

Each of the Funds is a diversified series of Van Ness Funds (the "Trust"). The Trust is organized as a Delaware business trust and was formed on December 15, 1999 under the name Whatifi Funds. Whatifi Financial Inc., the parent company of Whatifi Asset Management, Inc., the Funds' investment adviser, entered into an agreement effective February 1, 2001 with CIBC Capital Partners to provide funding to Whatifi Financial, Inc. in exchange for an ownership stake, resulting in a change in control of Whatifi Financial, Inc. As a result, the Trust and each of the Funds changed their name from "Whatifi" to "Van Ness" effective May 1, 2001.

Each of the Funds is classified as a diversified open-end, management investment company.

The investment objective of each of the Funds is not fundamental and, accordingly, can be changed without shareholder approval; however, such a change would not be made without prior notice to shareholders.

INVESTMENT STRATEGIES AND RISKS

Since each Fund invests all its assets in its corresponding Master Portfolio, the investment characteristics and investment risks of a Fund correspond to those of the Master Portfolio in which the Fund invests. The following supplements the discussion in the Prospectus of the investment strategies, policies and risks that pertain to the Portfolios and, accordingly, to the Funds that invest in the Portfolios. These investment strategies and policies may be changed without shareholder approval unless otherwise noted and apply to all of the Portfolios unless otherwise noted.

Futures Contracts and Options Transactions. The S&P 500, Extended Market, International and Bond Portfolios may use futures as a substitute for a comparable market position in the underlying securities.

A futures contract is an agreement between two parties, to exchange a commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. The primary credit risk with futures contracts is the creditworthiness of the exchange. Futures contracts are also subject to market risk (i.e., exposure to adverse price changes).

Upon exercise of an option on a futures contract, the writer of the option delivers to the holder of the option the futures position and the balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of options on futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the time of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the relevant Portfolio.

Each Portfolio may engage only in futures contract transactions involving: (i) the sale of a futures contract (i.e., short positions) to hedge the value of securities held by the Portfolio; (ii) the purchase of a futures contract when the Portfolio holds a short position having the same delivery month (i.e., a long position offsetting a short position); or (iii) the purchase of a futures contract to permit the Portfolio to, in effect, participate in the market for the designated securities underlying the futures contract without actually owning such designated securities. When a Portfolio purchases a futures contract, it will create a segregated account consisting of cash or other liquid assets in an amount equal to the total market value of such futures contract, less the amount of initial margin for the contract.

If a Portfolio enters into a short position in a futures contract as a hedge against anticipated adverse market movements and the market then rises, the increase in the value of the hedged securities will be offset, in whole or in part, by a loss on the futures contract. If instead a Portfolio purchases a futures contract as a substitute for investing in the designated underlying securities, the Portfolio will experience gains or losses that correspond generally to gains or losses in the underlying securities. The latter type of futures contract transactions permits a Portfolio to experience the results of being fully invested in a particular asset class, while maintaining the liquidity needed to manage cash flows into or out of the Portfolio (e.g., from purchases and redemptions of Portfolio shares). Under normal market conditions, futures contract positions may be closed out on a daily basis. The Portfolios expect to apply a portion of their cash or cash equivalents maintained for liquidity needs to such activities.

Transactions by the Portfolios in futures contracts involve certain risks. One risk in employing futures contracts as a hedge against cash market price volatility is the possibility that futures prices will correlate imperfectly with the behavior of the prices of the securities in a Portfolio's investment portfolio. Similarly, in employing futures contracts as a substitute for purchasing the designated underlying securities, there is a risk that the performance of the futures contract may correlate imperfectly with the performance of the direct investments for which the futures contract is a substitute. In addition, commodity exchanges generally limit the amount of fluctuation permitted in futures contract prices during a single trading day, and the existence of such limits may prevent the prompt liquidation of futures positions in certain cases. Limits on price fluctuations are designed to stabilize prices for the benefit of market participants; however, there could be cases where a Portfolio could incur a larger loss due to the delay in trading than it would have if no limit rules had been in effect.

Futures contracts and options are standardized and traded on exchanges, where the exchange serves as the ultimate counterparty for all contracts. Consequently, the primary credit risk on futures contracts is the creditworthiness of the exchange. Futures contracts are subject to market risk (i.e., exposure to adverse price changes). Although the S&P 500, Extended Index, International and Bond Portfolios intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting these Portfolios to substantial losses. If it is not possible, or if a Portfolio determines not to close a futures position in anticipation of adverse price movements, the Portfolio will be required to make daily cash payments on variation margin.

In order to comply with undertakings made by the Portfolios pursuant to Commodity Futures Trading Commission ("CFTC") Regulation 4.5, the Portfolios will use futures and option contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Reg. 1.3(z); provided, however, that in addition, with respect to positions in commodity futures or commodity option contracts which do not come within the meaning and intent of CFTC Reg. 1.3(z), the aggregate initial margin and premiums required to establish such positions will not exceed five percent of the liquidation value of a Portfolio's portfolio, after taking into account unrealized profits and unrealized losses on any such contract it has entered into; and provided further, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Reg. 190.01(x) may be excluded in computing such five percent.

Stock Index Futures and Options on Stock Index Futures. The S&P 500, Extended Index, and International Portfolios may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates the seller to deliver (and the purchaser to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. With respect to stock indices that are permitted investments, the Portfolios intend to purchase and sell futures contracts on the stock index for which they can obtain the best price with consideration also given to liquidity. There can be no assurance that a liquid market will exist at the time when a Portfolio seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidation of an unfavorable position.

Interest-Rate Futures Contracts and Options on Interest-Rate Futures Contracts. The Bond Portfolio may invest in interest-rate futures contracts and options on interest-rate futures contracts as a substitute for a comparable market position in the underlying securities. The Bond Portfolio may also sell options on interest-rate futures contracts as part of closing purchase transactions to terminate their options positions. No assurance can be made that such closing transactions can be effected or on the degree of correlation between price movements in the options on interest rate futures or price movements in the Bond Portfolio's securities which are the subject of the transactions.

Interest-Rate and Index Swaps. The Bond Portfolio may enter into interest-rate and index swaps. Interest-rate swaps involve the exchange by the Bond Portfolio with another party of their respective commitments to pay or receive interest (for example, an exchange of floating-rate payments or fixed-rate payments). Index swaps involve the exchange by the Bond Portfolio with another party of cash flows based upon the performance of an index of securities or a portion of an index of securities that usually include dividends or income. In each case, the exchange commitments can involve payments to be made in the same currency or in different currencies. The Bond Portfolio will usually enter into swaps on a net basis. In so doing, the two payment streams are netted out, with the Bond Portfolio receiving or paying, as the case may be, only the net amount of the two payments. If the Bond Portfolio enters into a swap, it must maintain a segregated account on a gross basis, unless the contract provides for a segregated account on a net basis. If there is a default by the other party, the Bond Portfolio has contractual remedies pursuant to the agreements related to the transaction.

The use of interest-rate and index swaps is a very specialized activity. It involves investment techniques and risks different from those used in connection with ordinary portfolio security transactions. There is no limit on the amount of swap transactions that may be entered into by the Bond Portfolio. These transactions generally do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of principal. Accordingly, the risk of loss with respect to swaps generally is limited to the net amount of payments that the Bond Portfolio is contractually obligated to make. There is also a risk of a default by the other party to a swap, in which case the Bond Portfolio may not receive the net amount of payments that the Bond Portfolio contractually is entitled to receive.

Future Developments. The S&P 500, Extended Index, International and Bond Portfolios may take advantage of opportunities in the area of options and futures contracts and options on futures contracts and any other derivative investments which are not presently contemplated for use by such Portfolios or which are not currently available but which may be developed, to the extent such opportunities are consistent with the respective Portfolio's investment objective and legally permissible for that Portfolio. Before entering into such transactions or making any such investment, the Index Funds will provide appropriate disclosure in their Prospectus.

Forward Commitments, When-Issued Purchases and Delayed-Delivery Transactions. The Portfolios may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although the Portfolios will usually purchase securities with the intention of acquiring them, the Portfolios may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate by the Portfolio's investment advisor.

When-issued securities are subject to market fluctuation and no income accrues to the purchaser during the period before the securities are paid for and delivered on the settlement date. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

Securities purchased on a when-issued or forward commitment basis may expose the Portfolios to risk because they may experience fluctuations in value prior to their actual delivery. Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. None of the Portfolios currently intend to invest more than 5% of its total assets in when-issued securities during the coming year. Each Portfolio will establish a segregated account in which it will maintain cash or liquid securities in an amount at least equal in value to that Portfolio's commitments to purchase when-issued securities. If the value of these assets declines, that Portfolio will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. Because the Money Market Portfolio will set aside cash and other high quality liquid debt securities as described above, the liquidity of the Money Market Portfolio's investment portfolio may decrease as the proportion of securities in the Money Market Portfolio's portfolio purchased on a when-issued or forward commitment basis increases. The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the Money Market Portfolio's net asset value starting on the day the Money Market Portfolio agrees to purchase the securities. When the Money Market Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are not reflected in the Money Market Portfolio's net asset value as long as the commitment remains in effect.

Short-Term Instruments and Temporary Investments. Although the Money Market Portfolio will primarily invest in money market instruments, the other Portfolios may also invest in high-quality money market instruments on an ongoing basis to provide liquidity or for temporary purposes when there is an unexpected level of shareholder purchases or redemptions. The instruments in which the Portfolios may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), banker's acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation. ("FDIC");
(iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investor Services ("Moodys") or "A-1+" or "A-1" by Standard and Poors ("S&P"), or, if unrated, of comparable quality as determined by the Portfolio's investment adviser; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and that, in the opinion of the Portfolio's investment adviser, are of comparable quality to obligations of U.S. banks which may be purchased by the Portfolios.

Bank Obligations. The Portfolios may invest in bank obligations, including CDs, time deposits, banker's acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic branches of foreign banks, domestic savings and loan associations and other banking institutions.

CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Portfolios are not insured by the Bank Insurance Fund or the Savings Association Insurance Fund administered by the FDIC. Banker's acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Investments in foreign obligations involve certain considerations that are not typically associated with investing in domestic obligations. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to uniform accounting, auditing and financial reporting standards or governmental supervision comparable to those applicable to domestic issuers. In addition, with respect to certain foreign countries, taxes may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries. The Money Market Portfolio may invest up to 25% of its total assets in foreign obligations.

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting obligations of U.S. banks, including the possibilities that liquidity could be impaired because of future political and economic developments; the obligations may be less marketable than comparable obligations of U.S. banks; a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; foreign deposits may be seized or nationalized; foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations; and the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks. In addition, the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. In that connection, foreign banks are not subject to examination by a U.S. Government agency or instrumentality.

Commercial Paper and Short-Term Corporate Debt Instruments. In addition to the Money Market Portfolio which will generally invest in these types of instruments, the S&P 500, the Extended Index, the International and Bond Portfolios may invest in commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser to the Portfolios monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Portfolios also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement. The Portfolios will invest only in such corporate bonds and debentures that are rated at the time of purchase at least "Aa" by Moody's or "AA" by S&P. Subsequent to its purchase by a Portfolio, an issuer of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Portfolio. The investment adviser to the Portfolios will consider such an event in determining whether a Portfolio should continue to hold the obligation. To the extent a Portfolio continues to hold such obligations, it may be subject to additional risk of default.

To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolios will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in its Prospectus and in this SAI. The ratings of Moody's and S&P and other nationally recognized statistical rating organizations are more fully described in the Appendix to this SAI.

Repurchase Agreements. All of the Portfolios may enter into repurchase agreements. These are where the seller of a security to a Portfolio agrees to repurchase that security from the Portfolio at a mutually-agreed upon time and price. The period of maturity is usually short, often overnight or for a few days, although it may extend over a number of months. Each of the Portfolios may enter into repurchase agreements only with respect to securities that could otherwise be purchased by the respective Portfolio, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price.

The Portfolios may incur a loss on a repurchase transaction if the seller defaults and the value of the underlying collateral declines or is otherwise limited or if receipt of the security or collateral is delayed. The Portfolio's custodian has custody of, and holds in segregated accounts, securities acquired as collateral by each of the Portfolios under a repurchase agreement. Repurchase agreements are loans by the Portfolios. All repurchase transactions must be 100% collateralized.

The Portfolios limit their investments in repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. The Portfolios' adviser monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price.

Floating- and Variable-Rate Obligations. Each Portfolio may purchase floating-rate and variable-rate obligations. The Portfolios may purchase debt instruments with interest rates that are periodically adjusted at specified intervals or whenever a benchmark rate or index changes. These adjustments generally limit the increase or decrease in the amount of interest received on the debt instruments. The Portfolios may purchase floating- and variable-rate demand notes and bonds. These are obligations ordinarily having maturities in excess of thirteen months, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding thirteen months. Variable-rate demand notes include master demand notes that are obligations that permit a Portfolio to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Portfolio, as lender, and the borrower.

Floating- and variable-rate instruments are subject to interest-rate risk and credit risk. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of day's notice to the holders of such obligations. The interest rate on a floating-rate demand obligation is based on a known leading rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals. Such obligations are often secured by letters of credit or other credit support arrangements provided by banks. Since these obligations are direct lending arrangements between the lender and borrower, such instruments generally will not be traded. There generally is no established secondary market for these obligations, although they are redeemable at face value. Where these obligations are not secured by letters of credit or other credit support arrangements, a Portfolio's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Portfolio may invest in obligations which are not so rated only if BGFA determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Portfolio may invest. BGFA, on behalf of the Portfolios, considers on an ongoing basis the creditworthiness of the issuers of the floating- and variable-rate demand obligations in the Portfolios' portfolio. No Portfolio will invest more than 10% of the value of its total net assets in floating- or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists

Loans of Portfolio Securities. The S&P 500, Extended Index, International and Bond Portfolios may lend securities from their portfolios to brokers, dealers and financial institutions in order to increase the return on their portfolios. The value of the loaned securities may not exceed one-third of a Portfolio's total assets. Loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. No Portfolio will enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Portfolio could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. The S&P 500, Extended Index, International and Bond Portfolios may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

The Money Market Portfolio may lend its securities to brokers, dealers and financial institutions, provided (1) the loan is secured continuously by collateral consisting of cash, U.S. Government securities or an irrevocable letter of credit which is marked to market daily to ensure that each loan is fully collateralized; (2) the Money Market Portfolio may at any time recall the loan and obtain the return of the securities loaned within five business days;
(3) the Money Market Portfolio will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the Money Market Portfolio. The Money Market Portfolio may earn income in connection with securities loans either through the reinvestment of the cash collateral or the payment of fees by the borrower. The Money Market Portfolio does not currently intend to lend its portfolio securities.

In determining whether to lend a security to a particular broker, dealer or financial institution, the Portfolio's investment adviser considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of Portfolio securities are fully collateralized and marked to market daily. The Portfolios will not enter into any

Portfolio security lending arrangement having a duration of longer than one year. Any securities that a Portfolio may receive as collateral will not become part of the Portfolio's investment portfolio at the time of the loan and, in the event of a default by the borrower, the Portfolio will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Portfolio is permitted to invest. During the time securities are on loan, the borrower will pay the Portfolio any accrued income on those securities, and the Portfolio may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

Investment Company Securities. The S&P 500, Extended Index, International and Bond Portfolios may invest in securities issued by other open-end management investment companies, including investment companies that are affiliated with a Portfolio and its adviser, BGFA, to the extend permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). As a general matter, under the 1940 Act, investment in such securities is limited to: (i) 3% of the outstanding voting stock of any one investment company, (ii) 5% of that Portfolio's total assets with respect to any one investment company and (iii) 10% of that Portfolio's total assets with respect to all such companies in the aggregate. Investments in the securities of other investment companies generally will involve duplication of investment advisory fees and certain other expenses. These Portfolios may also purchase shares of exchange-listed closed-end funds to the extent permitted under the 1940 Act.

Illiquid Securities. To the extent that such investments are consistent with its respective investment objective, the S&P 500, Extended Index, International and Bond Portfolios may invest up to 15% (10% in the case of the Money Market Fund) of the value of their respective net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-and variable-rate demand obligations as to which that Portfolio cannot exercise a demand feature on not more than seven day's notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

Foreign Securities. Since the International Portfolio invests only in the stocks of foreign issuers and since the stocks of some foreign issuers may be included in the S&P 500 Index and the Wilshire 4500 Index, the International Portfolio, S&P 500 Portfolio and Extended Index Portfolio may contain securities of such foreign issuers, as well as American Depositary Receipts ("ADRs") and similar instruments. These securities will subject the International Portfolio and may subject the S&P 500 Portfolio and the Extended Index Portfolio to additional investment risks that are different in some respects from those incurred by a fund which invests only in securities of domestic issuers. Such risks include possible adverse political and economic developments, seizure or nationalization of foreign deposits or adoption of governmental restrictions which might adversely affect the value of the securities of a foreign issuer to investors located outside the country of the issuer, whether from currency blockage or otherwise. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs (sponsored or unsponsored) are receipts typically issued by a U.S. bank or trust company and traded on a U.S. Stock Exchange, that evidence ownership of underlying foreign securities. Issuers of unsponsored ADRs are not contractually obligated to disclose material information in the U.S. and, therefore, such information may not correlate to the market value of the unsponsored ADR.

Obligations of Foreign Governments, Banks and Corporations. The S&P 500, Extended Index, International and Bond Portfolios may invest in U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by their investment adviser to be of comparable quality to the other obligations in which these Portfolios may invest. To the extent that such investments are consistent with its investment objective, each of the S&P 500, Extended Index, International, and Bond Portfolios may also invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. The percentage of these Portfolios' assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

Each of the S&P 500, Extended Index, International, and Bond Portfolios may also invest a portion of their total assets in high quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

U.S. Government Obligations. The Portfolios, other than the International Portfolio, may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Treasury obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. Government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation. In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Unrated, Downgraded and Below Investment Grade Investments. The Portfolios may purchase instruments that are not rated if, in the opinion of their investment adviser, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Portfolios. The Money Market Portfolio may purchase such instruments if they are purchased in accordance with the Money Market Portfolio's procedures in accordance with Rule 2a-7 of the 1940 Act. After purchase by a Portfolio, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require a sale of such security by the Portfolio provided that when a security ceases to be rated, the Board of Trustees for that Portfolio determines that such security presents minimal credit risks and provided further that, when a security is downgraded below the eligible quality for investment or no longer presents minimal credit risks, the Board of Trustees finds that the sale of such security would not be in that Portfolio's best interests. In no event will such securities exceed 5% of any Portfolio's net assets. To the extent the ratings given by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Portfolios will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this SAI. The ratings of Moody's and S&P are more fully described in the Appendix to this SAI.

Because the Portfolios (other than the Money Market Portfolio) are not required to sell downgraded securities, such Portfolios could hold up to 5% of each of their net assets in debt securities rated below "Baa" by Moody's or below "BBB" by S&P or in unrated, low quality (below investment grade) securities. Although they may offer higher yields than do higher rated securities, low rated, and unrated, low quality debt securities generally involve greater volatility of price and risk of principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated, low quality debt are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Portfolio's ability to sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets and could adversely affect and cause fluctuations in the daily net asset value of the Portfolio's shares.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated or unrated, low quality debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated or unrated, low quality debt securities may be more complex than for issuers of higher rated securities, and the ability of a Portfolio to achieve its investment objective may, to the extent such Portfolio holds low rated or unrated low quality debt securities, be more dependent upon such creditworthiness analysis than would be the case if that Portfolio held exclusively higher rated or higher quality securities.

Low rated or unrated low quality debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of such debt securities have been found to be less sensitive to interest rate changes than higher rated or higher quality investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated or unrated, low quality debt securities prices because the advent of a recession could dramatically lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of the debt securities defaults, a Portfolio may incur additional expenses to seek recovery.

Mortgage-Backed Securities. Mortgage-backed securities include mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs"). CMOs are instruments with characteristics of both mortgage-backed and mortgage pass-through securities. Similar to a bond, interest and prepaid principal on a CMO are paid in most cases, monthly. CMOs may be collateralized by whole mortgage loans or collateralized by portfolios of mortgage pass-through securities. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired. REMICs are similar to CMOs and are fixed pools of mortgages with multiple classes of interests held by investors.

Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Bond Portfolio may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by the Bond Portfolio may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interests and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") -- insured or Veterans Administration ("VA") -- guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Bond Portfolio may also buy mortgage-related securities without insurance or guarantees.

A particular risk associated with pass-through securities involves the volatility of prices in response to changes in interest rates or prepayment risk. Prepayment rates are important because of their effect on the yield and price of securities. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgages' scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Although the pattern of repayments is estimated and reflected in the price paid for pass-through securities at the time of purchase, the actual prepayment behavior of mortgages cannot be known at that time. Therefore, it is difficult to predict with certainty the realized yield or average life of a particular issue of pass-through securities. Prepayments that occur faster than estimated adversely affect yields for pass-throughs purchased at a premium (that is, a price in excess of principal amount) and may cause a loss of principal because the premium may not have been fully amortized at the time the obligation is repaid. The opposite is true for pass-throughs purchased at a discount. Furthermore, the proceeds from prepayments usually are reinvested at current market rates, which may be higher than, but usually are lower than, the rates earned on the original pass-through securities. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities or decline in value from declining interest rates because of risk of prepayment.

Asset-Backed Securities. Asset-backed securities issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities weighted average life and may lower their return.

Asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Master Portfolios will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

                                  FUND POLICIES

Fundamental Investment Restrictions of the Funds

The following are the Fund's fundamental investment restrictions, which cannot be changed without shareholder approval (i.e., the vote of a majority of the outstanding voting securities of the applicable Fund, as set forth in the 1940
Act). Such vote means the vote at the annual or any special meeting of the security holders of the Fund, duly called, (A) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy; or (B) of more than 50% of the outstanding voting securities of such Fund, whichever is less.



Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in a Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction. Notwithstanding the fundamental policy with respect to borrowing below, the Extended Market, International and Total Bond Funds have no present intention to purchase securities while their respective outstanding borrowings exceed 5% of their net assets.



Unless indicated otherwise below, each of the Funds:



      1. May not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by under any rule, regulation, interpretation or order by the regulatory authority having jurisdiction from time to time, except that there shall be no limitation with respect any Fund's investments in: (i) securities of other investment companies;
            (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by securities issued by the U.S. Government, its agencies or instrumentalities), and provided further that (a) each Fund reserves the right to concentrate in any particular industry or group of closely related industries to approximately the same extent that securities of the companies within a particular industry or group of closely related industries comprise the respective index whose performance the Fund seeks to track; and (b) the Money Market Fund reserves the right to concentrate in the obligations of domestic banks to the extent that the SEC, by rule or interpretation, permits funds to reserve freedom to concentrate in such obligations.

      2.    Shall be a "diversified company" as that term is defined in the 1940
            Act.

      3. May not borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder.

      4. May not make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations and any orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

      5. May not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

      6. May not purchase physical commodities or contracts relating to physical commodities.

      7. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the disposition of portfolio securities.

Non-Fundamental Investment Restrictions of the Funds

The following are the Funds' non-fundamental operating restrictions, which may be changed by the Funds' Board of Trustees without shareholder approval.

      1. The Funds may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Fund's investment in such securities currently is limited, subject to certain exceptions, to
            (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Fund's net assets with respect to any one investment company; and (iii) 10% of such Fund's net assets in the aggregate. Other investment companies in which the Funds invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees that would be in addition to those charged by the Fund.

      2. Each Fund may not invest more than 15% (10% in the case of the Money Market Fund) of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties an d that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

      3. Each Fund may lend securities from its portfolio to brokers, dealers, financial institutions, in amounts not to exceed (in the aggregate) one-third of a Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. The Funds will not enter into any portfolio security lending arrangement having a duration of longer than one year.

                               PORTFOLIO POLICIES

The Master Portfolios:  Fundamental Investment Restrictions

The Master Portfolios are subject to the following fundamental investment restrictions, which cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of these Portfolios' outstanding voting securities. If a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction. Notwithstanding the fundamental policy with respect to borrowing below, the Extended Index, International and Bond Portfolios have no present intention to purchase securities while their respective borrowings exceed 5% of their net assets.

Each of the Master Portfolios may not:

      1. Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in repurchase agreements collateralized by U.S. Government securities, and provided further that: (a) the Bond Index, Extended Index, International Index and S&P 500 Index Master Portfolios reserve the right to concentrate in any industry in which the index that each respective Master Portfolio tracks becomes concentrated to approximately the same degree during the same period, and (b) the Money Market Master Portfolio reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC, or its staff).

      2. Purchase securities of any single issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any such issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's cash or cash items, investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

      3. Borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

      4. Make loans to other parties, except to the extent permitted under the 1940 Act, including the rules, regulations and orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

      5. Underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolio of securities issued by an open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.

      6. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

      7. Purchase or sell commodities, provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

The Master Portfolios:  Non-Fundamental Investment Restrictions

The Master Portfolios are subject to the following non-fundamental operating policies, which may be changed by the Master Investment Portfolio Board of Trustees without the approval of the Master Portfolio's outstanding securities.

      1. The Master Portfolios may not may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Master Portfolio may purchase securities with put rights in order to maintain liquidity.

      2. The Master Portfolios may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

      3. The Master Portfolios may invest in shares of other open-end management investment companies, subject to the limitations of
            Section 12(d)(1) of the 1940 Act. Under the 1940 Act, a Portfolio's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company; (ii) 5% of such Portfolio's total assets with respect to any one investment company; and (iii) 10% of such Portfolio's total assets in the aggregate. Other investment companies in which the Portfolios invest can be expected to charge fees for operating expenses, such as investment advisory and administration fees that would be in addition to those charged by the Portfolio.

      4. Each Master Portfolio may not invest more than 15% (10% in the case of the Money Market Master Portfolio) of its net assets in illiquid securities. For this purpose, illiquid securities include, among others (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (c) repurchase agreements not terminable within seven days.

      5. Each Master Portfolio may lend securities from its portfolio to brokers, dealers, financial institutions, in amounts not to exceed (in the aggregate) one-third of a Portfolio's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are market to market daily. The Portfolios will not enter into any portfolio security lending arrangement having a duration of longer than one year.

      6. The Money Market Master Portfolio may not make investments for the purpose of exercising control or management; provided that the Money Market Master Portfolio may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Money Market Master Portfolio without regard to the limitations set forth in this paragraph.

      7. The Money Market Master Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

                             TRUSTEES AND OFFICERS

The Trust's Board of Trustees is responsible for the overall management of the Funds, including general supervision and review of its investment activities and its conformity with Delaware Law and the stated policies of the Funds. The Board of Trustees elects the officers of the Trust who are responsible for administering the Funds' day-to-day operations. Trustees and officers of the Funds, together with information as to their principal business occupations during the last five years, and other information are shown below. Each "interested person," as defined in the 1940 Act, is indicated by an asterisk (*):

------------------------------------------------------------------------------------------------------------
                                      Position(s) Held with               Principal Occupation(s)
Name, Address, and Age                the Trust                           During the Past 5 Years
------------------------------------------------------------------------------------------------------------
Harris A. Fricker (35)*               Chairman of the Board               Chairman of the Board, President
Whatifi Asset Management, Inc.        and President                       and Chief Executive Officer of
100 Unicorn Park Drive, 2nd Fl                                            Whatifi Asset Management, Inc.
Woburn, Massachusetts 01801                                               (the "Adviser") and its parent
                                                                          company, Whatifi Financial Inc.
                                                                          (July 1999 - Present);
                                                                          Consultant  to X.com Corporation
                                                                          (Internet
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                                                          financial services)
                                                                          (March 1999 -  July 1999); Senior
                                                                          Vice President and Director,
                                                                          Dundee Securities Corp.
                                                                          (investment dealer) (March 1998 -
                                                                          March 1999); Managing Director,
                                                                          Institutional Equities,
                                                                          (Canaccord Capital Corp.
                                                                          (investment dealer) February 1995
                                                                          - March 1998)
------------------------------------------------------------------------------------------------------------
Shon Goel  (53)                       Trustee                             President and Chief Executive
13469 Paseo Terrano                                                       Officer, The Lantis Corporation
Salinas, California 93908                                                 (ground support equipment for
                                                                          aviation industry) (1974-1999)
------------------------------------------------------------------------------------------------------------
Kenneth Crouse (35)                   Trustee                             Managing Member, Investment
Twinrock Capital Management                                               Management, Twinrock Capital
969G Edgewater Boulevard                                                  Management LLC (November 1999
No. 800                                                                   -Present); Senior Associate,
Foster City, California 94404                                             Broadview International
                                                                          (investment banking). August
                                                                          1996-May 1999); Student, Harvard
                                                                          Business School (September 1994 -
                                                                          May 1996).
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                      Position(s) Held with               Principal Occupation(s)
Name, Address, and Age                the Trust                           During the Past 5 Years
------------------------------------------------------------------------------------------------------------
Warner Henderson (49)                 Trustee                             President and Chief Executive
Aequitas Investment Advisors                                              Officer, Aequitas Investment
176 Federal Street                                                        Advisors (investment advice since
Fifth Floor                                                               1990.)
Boston, Massachusetts 02109
------------------------------------------------------------------------------------------------------------
Ryan M. Louvar (29)                   Secretary                           July 2000 to present, BISYS Funds
                                                                          Services Ohio, Inc.
                                                                          Counsel-Administration Services,
                                                                          3455 Stelzer Road BISYS Fund
                                                                          Services; Previously, Columbus,
                                                                          Ohio 43219 Mr. Louvar was an
                                                                          attorney at the law offices of
                                                                          Hill, Farrer & Burrill LLP from
                                                                          1999 to 2000 and Knapp, Petersen
                                                                          & Clarke LLP from 1997 to 1999.
                                                                          Student, Pepperdine Law School
                                                                          (1994 - 1997).
------------------------------------------------------------------------------------------------------------
Steven Pierce (34)                    Treasurer                           Mr. Pierce has been Director of
BISYS Funds Services Ohio, Inc.                                           Financial Services of BISYS Fund
3455 Stelzer Road                                                         Services, Inc. since 1996 Mr.
Columbus, Ohio 43219                                                      Pierce also serves as Treasurer
                                                                          of Institutional Investors
                                                                          Capital Appreciation Fund, Inc.
                                                                          and as an officer to other mutual
                                                                          funds registered under the 1940
                                                                          Act who are clients of BISYS.
                                                                          From 1996 to 1998, Mr. Pierce was
                                                                          the Manager of Financial
                                                                          Operations at CNA Insurance. From
                                                                          1994 to 1996, he was a Trust
                                                                          Officer at First Chicago NBD
                                                                          Corporation.  From 1989 to 1994,
                                                                          he was a Senior Financial
                                                                          Accountant at Kemper Financial
                                                                          Services.
------------------------------------------------------------------------------------------------------------
Irimga McKay (39)                     Vice President                      November 1988 to present, Senior
BISYS Fund Services                                                       Vice President, Client Services
1230 Columbia Street                                                      of BISYS Fund Services.
Suite 500
San Diego, California 92101
------------------------------------------------------------------------------------------------------------
Gregory T. Maddox (31)                Vice President                      April 1991 to present, Vice
BISYS Fund Services                                                       President, Client Services of
1230 Columbia Street                                                      BISYS Fund Services.
Suite 500
San Diego, California 92101
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
                                      Position(s) Held with               Principal Occupation(s)
Name, Address, and Age                the Trust                           During the Past 5 Years
------------------------------------------------------------------------------------------------------------
Alaina Metz (36)                      Assistant Secretary                 June 1995 to present, Chief
BISYS Funds Services Ohio, Inc.                                           Administration Officer of BISYS
3455 Stelzer Road                                                         Fund Services. Supervisor of
Columbus, Ohio 43219                                                      Alliance Capital Management for
                                                                          more than five years prior to
                                                                          joining BISYS.
------------------------------------------------------------------------------------------------------------

(*)   Denotes "interested person" as such term is defined in the 1940 Act.

The Trust pays each non-affiliated Trustee a quarterly fee of $500 per Board meeting. The Chairman of the Audit Committee is paid an additional $500 per year. In addition, the Trust reimburses each of the non-affiliated Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Trust receive no compensation or expense reimbursement, but may in certain circumstances be reimbursed for travel and other expenses incurred in attending Board Meetings. The following table provides an estimate of each Trustee's compensation from the Trust for the current fiscal year:

                           Trustee Compensation Table

For the fiscal year ended December 31, 2000, the Trustees received the following compensation from the Trust:

-------------------------------------------------------------------------------------------------------------
                                                                          Total Compensation From
                                      Aggregate Compensation              Funds and Trust Expected to
Trustee                               from the Funds                      be Paid to Trustees
-------------------------------------------------------------------------------------------------------------
Harris A. Fricker                     None                                None
-------------------------------------------------------------------------------------------------------------
Steven J. Dixon (1)                   None                                None
-------------------------------------------------------------------------------------------------------------
Shon Goel                             $1000                               $1000
-------------------------------------------------------------------------------------------------------------
Kenneth Crouse                        $1000                               $1000
-------------------------------------------------------------------------------------------------------------
Warner Henderson                      $1000                               $1000
-------------------------------------------------------------------------------------------------------------

It is currently expected that no Trustee will receive any benefits upon retirement. Accordingly, no pension or retirement benefits have accrued as part of the Funds' expenses.

(1)   Mr. Dixon is a former Trustee and is no longer affiliated with the Trust.

Control Persons and Principal Holders of Securities

As of April 16, 2001, there were outstanding 51,207 shares of beneficial interest, representing all the shares of all the Funds comprising Van Ness Funds. As of April 16, 2001, the following shareholders owned beneficially or of record 5% or more of the outstanding shares of a Fund:

                                                                                   Percentage
Fund:                         Shareholder:              Address:                   Ownership:
-----                         ------------              --------                   ----------
S&P 500 Index Fund            Whatifi Financial, Inc.   100 Unicorn Park Dr.       37.9%
                                                        Woburn, MA 01801

S&P 500 Index Fund            Scott A. Snook            48C Wilson Rd.
                                                        West Point, NY 10996       16.1%

S&P 500 Index Fund            Geoffrey Watts            31 College Rd.
                                                        Wellesley, MA 02482        7.3%

Extended Market Index Fund    Whatifi Financial, Inc.   100 Unicorn Park Dr.
                                                        Woburn, MA 01801           48.4%

Extended Market Index Fund    Scott A. Snook            48C Wilson Rd.
                                                        West Point, NY 10996       16.1%

Extended Market Index Fund    Geoffrey Watts            31 College Rd.
                                                        Wellesley, MA 02482        8.7%

International Index Fund      Whatifi Financial, Inc.   100 Unicorn Park Dr.
                                                        Woburn, MA 01801           45.6%

International Index Fund      Scott A. Snook            48C Wilson Rd.
                                                        West Point, NY 10996       17.2%

International Index Fund      Geoffrey Watts            31 College Rd.
                                                        Wellesley, MA 02482        9.3%

International Index Fund      Harris A. Fricker         265 Santa Rosa Ave.
                                                        Sausalita, CA 94965        5.0%

Total Bond Index Fund         Whatifi Financial, Inc.   100 Unicorn Park Dr.
                                                        Woburn, MA 01801           60.3%

Total Bond Index Fund         Scott A. Snook            48C Wilson Rd.
                                                        West Point, NY 10996       6.3%

Total Bond Index Fund         Harris A. Fricker         265 Santa Rosa Ave.
                                                        Sausalita, CA 94965        5.2%

Money Market Fund             Whatifi Financial, Inc.   100 Unicorn Park Dr.
                                                        Woburn, MA 01801           62.0%

Money Market Fund             Monica Chandra            2 Hampton Road
                                                        Lexington, MA 02421        9.3%

Money Market Fund             Robert E. Phillips and    1 Alexis Ln                6.6%
                              Sharon W. Phillips        Hampton Falls, NH 03844

The Funds do not know the extent to which other holders of record were beneficial owners of shares indicated.

Our Trustees and officers as a group owned approximately 4.5%, 3.1%, 5.0% and 5.2% of the Van Ness S&P 500 Index Fund, Van Ness Extended Market Index Fund, Van Ness International Index Fund and Van Ness Total Bond Index Fund, respectively, as of April 16, 2001. Our Trustees and officers as a group owned less than 1% of the outstanding shares of the Van Ness Money Market Fund.

Codes of Ethics

The Adviser, BGFA, the Master Portfolios and the Funds' principal underwriter have each adopted Codes of Ethics which permit their personnel to invest in securities, including securities which may be purchased or held by the Master Portfolios.

INVESTMENT MANAGEMENT

Investment Advisers. Under an investment advisory agreement with the Trust, Whatifi Asset Management, Inc. (the "Adviser") provides investment advisory services to the Funds. The Adviser is a wholly owned subsidiary of Whatifi Financial Inc., a Delaware corporation that is a financial services holding company. The Adviser is located at 100 Unicorn Park Drive, Woburn, Massachusetts 01801.

Whatifi Financial Inc. entered into an agreement, effective February 1, 2001, with CIBC Capital Partners to provide funding to Whatifi Financial Inc. in exchange for an ownership stake, resulting in a change in control of Whatifi Financial, Inc. The change in control of Whatifi Financial Inc., as parent to the Adviser, necessitated a shareholder's meeting at which a new investment advisory agreement was approved effective March 30, 2001. In addition, the Trust and each of the Funds changed their name from "Whatifi" to "Van Ness" effective May 1, 2001.

CIBC Capital Partners is a division of Canadian Imperial Bank of Commerce, one of North America's largest banks, with over 130 years of business and banking experience throughout North America and in 18 countries around the world. With almost 7 million customers in Canada and the largest PC banking customer base in the country, CIBC brings extensive experience and capability to the US market. CIBC operates extensive commercial and investment banking capabilities in the US.

Subject to the general supervision of the Trust's Board of Trustees and in accordance with the investment objective, policies and restrictions of each of the Funds, the Investment Adviser provides the Funds with investment guidance, policy direction and monitoring of each of the Portfolios. The Adviser may in the future manage cash and money market instruments for cash flow purposes. The Adviser also provides or arranges for administration, transfer agency, custody and all other services necessary for the Funds to operate. The Adviser has not previously managed a mutual fund. For its services, each Fund pays the Adviser an investment advisory fee at an annual rate equal to 0.80% of its average daily net assets.

The Adviser has contractually agreed to an operating expense limit of 0.55% of each Fund's average daily net assets on a per annum basis or, in each of the two fiscal years following the end of the first year of operations, shall be such other rate as may be agreed to in writing by the parties. Not all Fund expenses are subject to the limits described above. Interest expenses, taxes, brokerage commissions, and extraordinary expenses, such as litigation, that do not usually occur in the operations of a mutual fund are not included.

For the fiscal year ended December 31, 2000, the Adviser was entitled to, and waived, advisory fees in the following amounts for each of the Funds:

ADVISORY FEES

                      Fiscal Year ending December 31, 2000

                                              Earned    Waived

Van Ness S&P 500 Index Fund                   $ 97       $33

Van Ness Extended Market Index Fund           $ 79       $30

Van Ness International Index Fund             $ 73       $40

Van Ness Total Bond Index Fund                $ 86       $30

Van Ness Money Market Fund                    $164       $59

The Portfolios' Investment Adviser. Each Portfolio's investment advisor is Barclays Global Fund Advisors ("BGFA"). BGFA is a direct subsidiary of Barclays Global Investors, N.A. (which, in turn, is an indirect subsidiary of Barclays Bank PLC ("Barclays")) and is located at 45 Fremont Street, San Francisco, California 94105. BFGA has provided assets management, administration and advisory services for over 25 years. As of December 31, 2000, BGFA and its affiliates provided investment advisory services for over $800 billion of assets. Barclays Bank PLC has been involved in banking in the United Kingdom for over 300 years. Pursuant to Investment Advisory Contracts (the "Advisory Contracts") with the Portfolios, BGFA provides investment guidance and policy direction in connection with the management of the Portfolio's assets. Pursuant to the Advisory Contracts, BGFA (or its affiliates) furnishes to the Portfolios' Board of Trustees periodic reports on the investment strategy and performance of the Portfolios. BGFA receives fees from the S&P 500 Portfolio, the Extended Index Portfolio, the International Index Portfolio, the Bond Portfolio and the Money Market Portfolio at an annual rate equal to 0.05%, 0.08%, 0.15%, 0.08% and 0.10%, respectively, of the Portfolio's average daily net assets. In addition, the International Index Portfolio charges an annual administrative fee of 0.10% of its average daily net assets and the Extended Index Portfolio charges an annual administrative fee of 0.02% of its average daily net assets. With respect to the International Index Portfolio, the advisory fee decreases from 0.15% to 0.10% of average daily net assets and the annual administrative fee from 0.10% to 0.07% after the International Index Portfolio obtains $1 billion in assets.

BGFA has agreed to provide to each Portfolio, among other things, money market security and fixed-income research, analysis and statistical and economic data and information concerning interest rate and security market trends, portfolio composition, credit conditions and average maturities of each Portfolio's investment portfolio. The Advisory Contract will continue in effect for more than two years for each Portfolio provided the continuance is approved annually
(i) by the holders of a majority of the applicable Portfolio's outstanding voting securities or by the applicable Portfolio's Board of Trustees and (ii) by a majority of the Trustees of the applicable Portfolio who are not parties to the Advisory Contract or affiliated of any such party. The Advisory Contract may be terminated on 60 day's written notice by either party and will terminate automatically if assigned.

Asset allocation and modeling strategies are employed by BGFA for other investment companies and accounts advised or sub-advised by BGFA. If these strategies indicate particular securities should be purchased or sold at the same time by a Portfolio and one or more of these investment companies or accounts, available investments or opportunities for sales will be allocated equitably to each by BGFA. In some cases, these procedures may adversely affect the size of the position obtained for or disposed of by a Portfolio or the price paid or received by a Portfolio.

For the fiscal year ended December 31, 2000, Barclays Global Investors, N.A., an affiliate of BFGA, received advisory and administrative fees in the following amounts for each of the Funds:

ADVISORY AND ADMINISTRATIVE FEES

                      Fiscal Year ending December 31, 2000

                                             Advisory    Administrative

Van Ness S&P 500 Index Fund                     $ 7           $ 0

Van Ness Extended Market Index Fund             $ 9           $ 2

Van Ness International Index Fund               $17           $11

Van Ness Total Bond Index Fund                  $10           $ 0

Van Ness Money Market Fund                      $24           $ 0

SERVICE PROVIDERS

Administrator of the Funds. BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS LP"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as the Funds' administrator. As the Funds' administrator, BISYS LP provides administrative services directly or through sub-contracting, including: (i) general supervision of the operation of the Funds, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent, independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and (iii) periodic reviews of management reports and financial reporting. BISYS LP also furnishes office space and certain facilities required for conducting the business of the Funds. Additionally, the Funds, the Adviser, BISYS LP and BISYS Fund Services Ohio,
Inc. ("BISYS") have entered into an Omnibus Fee Agreement in which the amount of compensation due and payable to BISYS LP and BISYS by the Adviser pursuant to the Administration and Transfer Agency Agreements shall be the greater of (i) $170,000 per Fund annually or (ii) an annual fee payable monthly ranging from
 .15% of the Trust's assets of up to $1 billion and .05% of the Trust's assets in excess of $10 billion.

For the fiscal year ended December 31, 2000, BISYS received aggregate fees pursuant to the Omnibus Fee Agreement in the following amounts for each of the
Funds:

                                      FEES

                      Fiscal Year ending December 31, 2000

                                                  Fees

Van Ness S&P 500 Index Fund                      $75,000

Van Ness Extended Market Index Fund              $75,000

Van Ness International Index Fund                $75,000

Van Ness Total Bond Index Fund                   $75,000

Van Ness Money Market Fund                       $75,000

Principal Underwriter of the Funds. BISYS Fund Services Limited Partnership d/b/a/ BISYS Fund Services ("BISYS LP"), 3435 Stelzer Road, Columbus, Ohio 43219 serves as principal underwriter of the Funds. BISYS LP receives no compensation in its capacity as the Funds' distributor. BISYS LP uses its best efforts to distribute the Funds' shares, which shares are offered for sale by the Funds continuously at their net asset values without the imposition of any sales charge.

Transfer Agent, Dividend Disbursing Agent and Shareholder Servicing Agent. BISYS acts as transfer agent, dividend disbursing agent and shareholder servicing agent for the Funds. Under its agreement with the Funds, as transfer, dividend disbursing and shareholder servicing agent, BISYS provides personal services to the Funds' shareholders and maintains the Funds' shareholder accounts. Such services include, (i) answering shareholder inquiries regarding account status and history, the manner in which purchases and redemptions of the Funds' shares may be effected, and certain other matters pertaining to the Funds; (ii) assisting shareholders in designating and changing dividend options, account designations and addresses; (iii) providing necessary personnel and facilities to coordinate the establishment and maintenance of shareholder accounts and records with the Funds' transfer agent; (iv) transmitting shareholder's purchase and redemption orders to the Funds' transfer agent; (v) arranging for the wiring or other transfer of funds to and from shareholder accounts in connection with shareholder orders to purchase or redeem shares of the Fund; (vi) verifying purchase and redemption orders, transfers among and changes in shareholder-designated accounts; (vii) informing the distributor of the Fund of the gross amount of purchase and redemption orders for the Funds' shares; (viii) provide certain printing and mailing services, such as printing and mailing of shareholder account statements, checks, and tax forms; and (ix) providing such other related services as a Fund or a shareholder may reasonably request, to the extent permitted by applicable law.

Administrator of the Portfolios. Stephens, Inc. ("Stephens"), and Barclays Global Investors, N.A. ("BGI") serve as co-administrators on behalf of the Portfolios. Under the Co-Administration Agreement between Stephens, BGI and the Portfolios, Stephens and BGI provide as administrative services, among other things: (i) general supervision of the operation of the Portfolios, including coordination of the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, shareholder servicing agent(s), independent auditors and legal counsel; (ii) general supervision of regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and state securities commissions; and preparation of proxy statements and shareholder reports for the Portfolios; and
(iii) general supervision relative to the compilation of data required for the preparation of periodic reports distributed to the Portfolios' officers and Board of Trustees. Stephens also furnishes office space and certain facilities required for conducting the business of the Portfolios together with those ordinary clerical and bookkeeping services that are not furnished by BGFA. Stephens also pays the compensation of the Portfolios' Trustees, officers and employees who are affiliated with Stephens. Furthermore, except as provided in the advisory contract, Stephens and BGI bear substantially all costs of the Portfolios and the Portfolios' operations. However, Stephens and BGI are not required to bear any cost or expense which a majority of the non-affiliated Trustees of the Portfolios deem to be an extraordinary expense.

Custodian. Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, Boston, Massachusetts 02111 serves as custodian of the assets of the Funds and the Portfolios. Accordingly, IBT has custody of all securities and cash of the Funds and the Portfolios, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, including fund accounting services, all as directed by the officers of the Funds and the Portfolios. The custodian has no responsibility for any of the investment policies or decisions of the Funds and the Portfolios. Prior to February 22, 2001, the co-administrators of the Portfolios paid IBT for all custodial services provided to the Funds and the Portfolios. However, beginning on February 22, 2001, IBT is entitled to receive a custody fee of up to 0.01% from the Extended Index Portfolio.

Independent Auditors. KPMG LLP, Three Embarcadero Center, San Francisco, California 94110 acts as independent auditors for the Fund.

Legal Counsel. Dechert, 1775 Eye Street, N.W., Washington, DC 20006, acts as legal counsel for the Trust.

PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION

The Portfolios have no obligation to deal with any dealer or group of broker-dealers in the execution of transactions in portfolio securities. Subject to policies established by the Portfolios' Board of Trustees, BGFA as adviser to the Portfolios, is responsible for the Portfolios' investment portfolio decisions and the placing of portfolio transactions. In placing orders, it is the policy of the Portfolios to obtain the best results taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the broker/dealer's risk in positioning the securities involved. While BGFA generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available.

Purchase and sale orders of the securities held by the Portfolios may be combined with those of other accounts that BGFA manages, and for which it has brokerage placement authority, in the interest of seeking the most favorable overall net results. When BGFA determines that a particular security should be bought or sold for a Portfolio and other accounts managed by BGFA, BGFA undertakes to allocate those transactions among the participants equitably.

Under the 1940 Act, persons affiliated with the Portfolios such as Stephens, BGFA and their affiliates are prohibited from dealing with the Portfolios as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available. However, the Portfolios may, in accordance with the provisions of the 1940 Act and rules thereunder, execute portfolio transactions through Barclays Global Investor Services or other entities affiliated with BFGA.

Except in the case of equity securities purchased by the S&P 500 Portfolio, the Extended Index Portfolio and the International Index Portfolio purchases and sales of securities usually will be principal transactions. Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Portfolios also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, adjustable rate mortgage securities ("ARMS"), municipal obligations, and collateralized mortgage obligations ("CMOs") are traded on a net basis and do not involve brokerage commissions. The cost of executing the Portfolio's investment portfolio securities transactions will consist primarily of dealer spreads and underwriting commissions.

Purchases and sales of equity securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, Stephens or BGI. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

In placing orders for portfolio securities of the Portfolios, BGFA is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that BGFA seeks to execute each transaction at a price and commission, if any, that provide the most favorable total cost or proceeds reasonably attainable in the circumstances. While BGFA generally seeks reasonably competitive spreads or commissions, the Portfolios will not necessarily be paying the lowest spread or commission available. In executing portfolio transactions and selecting brokers or dealers, BGFA seeks to obtain the best overall terms available for the Portfolios. In assessing the best overall terms available for any transaction, BGFA considers factors deemed relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. Rates are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Portfolio's Board of Trustees.

Certain of the brokers or dealers with whom the Portfolios may transact business offer commission rebates to the Portfolios. BGFA considers such rebates in assessing the best overall terms available for any transaction. The overall reasonableness of brokerage commissions paid is evaluated by BGFA based upon its knowledge of available information as to the general level of commission paid by other institutional investors for comparable services.

For the fiscal year ended December 31, 2000, no brokerage commissions were paid with respect to any of the Funds.

ORGANIZATION, DIVIDEND AND VOTING RIGHTS

The Funds are diversified series of Van Ness Funds (the "Trust"), an open-end investment company, organized as a Delaware business trust on December 15, 1999. The Trust may issue additional series and classes.

All shareholders may vote on each matter presented to shareholders. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion, or subscription rights. If the Trust issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund.

All shares of the Trust have equal voting rights. Approval by the shareholders of a Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other investment portfolios to approve the proposal as to those investment portfolios.

The Trust does not expect to hold annual meetings of shareholders unless required to do so by the 1940 Act. The Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of a Fund represents an equal proportional interest in that Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to that Fund that are available for distribution, and a distribution of any general assets not attributable to a particular investment portfolio that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting business trust shareholder liability exists in other states. As a result, to the extent that a Delaware business trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware business trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a Fund. Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Declaration of Trust also provides for indemnification by the relevant series for all losses suffered by a shareholder as a result of an obligation of the series. In view of the above, the risk of personal liability of shareholders of a Delaware business trust is remote.

SHAREHOLDER INFORMATION

Pricing of Fund Shares. The net asset value per share of a Fund is calculated by deducting all liabilities incurred or accrued from the valuation of the Fund's total assets (including accrued but undistributed income. The resulting net assets are then divided by the number of shares of the Fund outstanding at the time of valuation. The result (to the nearest cent) is the net asset value. The net asset value of the S&P 500 Index Fund, the Extended Index Fund, the International Index Fund and the Bond Index Fund is determined as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is open for trading Monday through Friday except on national holidays observed by the NYSE. The Money Market Fund uses the amortized cost method to determine the value of its portfolio securities pursuant to Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates on the market value of the security. The yield to a shareholder may differ somewhat from that which could be obtained from a similar fund that uses a method of valuation based upon market prices.

Rule 2a-7 provides that in order to value its portfolio using the amortized cost method, the Money Market Fund must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase securities having remaining maturities (as defined in Rule 2a-7) of thirteen months or less and invest only in those high-quality securities that are determined by the Board of Trustees to present minimal credit risks. The maturity of an instrument is generally deemed to be the period remaining until the date when the principal amount thereof is due or the date on which the instrument is to be redeemed. However, Rule 2a-7 provides that the maturity of an instrument may be deemed shorter in the case of certain instruments, including certain variable-and floating-rate instruments subject to demand features. Pursuant to the Rule, the Board of Trustees is required to establish procedures designed to stabilize, to the extent reasonably possible, the Money Market Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of the Money Market Fund's portfolio holdings by the Board of Trustees, at such intervals as it may deem appropriate, to determine whether the Money Market Fund's net asset value calculated by using available market quotations deviates from the $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board of Trustees. If such deviation exceeds 1/2 of 1%, the Board of Trustees will promptly consider what action, if any, will be initiated. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to shareholders, the Board of Trustees will take such corrective action as it regards as necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity, withholding dividends or establishing a net asset value per share by using available market quotations.

Internet Redemption Privileges. The Trust employs reasonable procedures to confirm that instructions communicated by the Internet are genuine. The Trust and the Funds may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

TAXATION

The following discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their own circumstances. This discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities. These are all subject to change and such change may be retroactive. Prospective investors should consult their own tax advisors regarding a the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the Funds. The Funds intend to be taxed as regulated investment companies under Subchapter M of the Code. As such, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute substantially all of such income.

Any amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Fund intends to make distributions in accordance with the calendar year distribution requirement.

Distributions. Distributions of investment company taxable income (including net short-term capital gains) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by the Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction. The alternative minimum tax applicable to corporations may reduce the value of the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by the Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund immediately prior to a distribution. The price of shares purchased at such time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Dispositions. Upon a redemption, sale or exchange of shares of the Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for not more than one year. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

Backup Withholding. Each Fund generally will be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or a Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

Other Taxation. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's situation.

Market Discount. If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. A Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of a Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

Original Issue Discount. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

Options, Futures and Forward Contracts. Any regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be "section 1256 contracts." Gains (or losses) on such contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are "marked to market" with the result that unrealized gains or losses are treated as though they were realized.

Transactions in options, futures and forward contracts undertaken by a Fund may result in "straddles" for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are realized. Certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that the Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Since few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to a Fund are not clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Constructive Sales. Under certain circumstances, a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

MASTER PORTFOLIO ORGANIZATION

The Portfolios are series of Master Investment Portfolio ("MIP"), an open-end, series management investment company organized as Delaware business trust. MIP was organized on October 20, 1993. In accordance with Delaware law and in connection with the tax treatment sought by MIP, the Declaration of Trust provides that its investors are personally responsible for Trust liabilities and obligations, but only to the extent the Trust property is insufficient to satisfy such liabilities and obligations. The Declaration of Trust also provides that MIP must maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its investors, Trustees, officers, employees and agents covering possible tort and other liabilities, and that investors will be indemnified to the extent they are held liable for a disproportionate share of MIP's obligations. Accordingly, the risk of an investor incurring financial loss on account of investor liability is limited to circumstances in which both inadequate insurance existed and MIP itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of MIP are not binding upon its Trustees individually but only upon the property of MIP and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the Trustee's office.

The interests in the Portfolios have substantially identical voting and other rights as those rights enumerated above for shares of the Funds. MIP is generally not required to hold annual meetings, but is required by Section 16(c) of the 1940 Act to hold a special meeting and assist investor communications under certain circumstances. Whenever the one of the Funds is requested to vote on a matter with respect to the Portfolio in which it invests, such Fund will hold a meeting of its shareholders and will cast its votes as instructed by its shareholders.

In a situation where a Fund does not receive instructions from certain of its shareholders on how to vote the corresponding interests of the applicable Portfolio, such Fund will vote such shares in the same proportion as the shares for which the Fund receives voting instructions.

Master/Feeder Structure. Each Fund seeks to achieve its investment objective by investing all of its assets in the corresponding Master Portfolio of MIP. The Funds and other entities investing in a Master Portfolio are each liable for all obligations of such Master Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and MIP itself is unable to meet its obligations. Accordingly, the Trust's Board of Trustees believes that neither a Fund nor its shareholders will be adversely affected by investing Fund assets in a Master Portfolio. However, if a mutual fund or other investor withdraws its investment from such Master Portfolio, the economic efficiencies (e.g., spreading fixed expenses among a larger asset base) that the Trust's Board of Trustees believes may be available through investment in the Master Portfolio may not be fully achieved. In addition, given the relative novelty of the master/feeder structure, accounting or operational difficulties, although unlikely, could arise.

A Fund may withdraw its investment in a Master Portfolio only if the Trust's Board of Trustees determines that such action is in the best interests of such Fund and its shareholders. Upon any such withdrawal, the Trust's Board of Trustees would consider alternative investments, including investing all of the Fund's assets in another investment company with the same investment objective as the Fund or hiring an investment adviser to manage the Fund's assets in accordance with the investment policies described below with respect to the Master Portfolio.

Certain policies of the Master Portfolio which are non-fundamental may be changed by vote of a majority of MIP's Trustees without interest holder approval. If the Master Portfolio's investment objective or fundamental or non-fundamental policies are changed, the corresponding Fund may elect to change its investment objective or policies to correspond to those of the Master Portfolio. A Fund also may elect to redeem its interests in the corresponding Master Portfolio and either seek a new investment company with a matching objective in which to invest or retain its own investment adviser to manage the Fund's portfolio in accordance with its investment objective. In the latter case, a Fund's inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders' investments in the Fund. The Funds will provide shareholders with 30 days' written notice prior to the implementation of any change in the investment objective of the Fund or the Master Portfolio, to the extent possible.

PERFORMANCE INFORMATION

The S&P 500 Index Fund, the Extended Index Fund, the International Index Fund and the Bond Index Fund may advertise a variety of types of performance information as more fully described below. All of the Funds' performance is historical and past performance does not guarantee the future performance of the Funds. From time to time, the Adviser may agree to waive or reduce its management fee and/or to reimburse certain operating expenses of the Funds. Waivers of management fees and reimbursement of other expenses will have the effect of increasing the Funds' performance.

Average Annual Total Return. The Index Funds' average annual total return quotation will be computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for these Funds for a specific period is calculated as follows:

         P(1+T)n = ERV

Where:

         P = a hypothetical initial payment of $1,000

         T = average annual total return

         n = number of years

         ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10 year periods (or fractional portion).

The calculation assumes that all income and capital gains dividends paid by these Funds have been reinvested at net asset value on the reinvestment dates during the period and all recurring fees charged to all shareholder accounts are included.

Total Return. Calculation of each of the Index Funds' total return is subject to a standard formula. Total return performance for a specific period will be calculated by first taking an investment (assumed below to be $10,000) ("initial investment") in these Funds' shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by these Funds have been reinvested at net asset value of the Funds on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.

Cumulative Total Return. Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

The total return for each of the Funds for the period from July 11, 2000 (commencement of operations) through December 31, 2000 is set forth in the table below:

                                         Return Since Inception

Van Ness S&P 500 Index Fund                     -10.50%

Van Ness Extended Market Index Fund             -16.90%

Van Ness International Index Fund               -11.80%

Van Ness Total Bond Index Fund                    7.09%

Van Ness Money Market Fund                        2.96%

The chart below shows the average annual returns for the Funds. The Funds invest all of their investable assets in the corresponding Master Portfolios. Performance shown below is the actual performance of each Fund since July 11, 2000 (its inception) and adjusted performance of the corresponding Master Portfolio managed by BGFA. Each Master Portfolio's performance has been adjusted to reflect the fees and expenses (excluding fee waivers and/or expense reimbursements) which are estimated for the current fiscal year to apply to the applicable Funds. Such performance without fee waiver and expense reimbursements would have been lower had current expenses been taken into account in calculating the performance. The one-year total returns represent performance of the Master Portfolios from January 1, 2000 through July 10, 2000 and the Funds from July 11, 2000 through December 31, 2000. The five-year returns (as applicable) represent performance of the Master Portfolios from January 1, 1995 through July 10, 2000 and the Funds from July 11, 2000 through December 31, 2000. The since inception returns represent the performance of the Master Portfolios from inception of such Master Portfolio (as noted below) through July 10, 2000 and the Funds from July 11, 2000 through December 31, 2000.

                         ANNUALIZED RATES OF RETURN FOR

                        PERIODS ENDING DECEMBER 31, 2000

                                       Extended
                     S&P 500           Market           International     Total Bond        Money Market
                     Index Fund (1)    Index Fund (2)   Index Fund (3)    Index Fund (4)    Fund (5)
1 Year                  -9.50%           -14.77%           -15.27%           11.54%            6.06%

5 Years                 17.13%              N/A               N/A             5.08%            4.46%

Since Inception         16.27%             7.00%             0.27%            5.19%            4.15%

(1) Represents the performance of the S&P 500 Index Master Portfolio from July 2, 1993 (inception) through July 10, 2000 and the Van Ness S&P 500 Index Fund from July 11, 2000 through December 31, 2000.

(2) Represents the performance of the Extended Index Master Portfolio from March 1, 1999 (inception) through July 10, 2000 and the Van Ness Extended Market Index Fund from July 11, 2000 through December 31, 2000.

(3) Represents the performance of the International Index Master Portfolio from September 29, 1999 (inception) through July 10, 2000 and the Van Ness International Index Fund from July 11, 2000 through December 31, 2000.

(4) Represents the performance of the Bond Index Master Portfolio from July 2, 1993 (inception) through July 10, 2000 and the Van Ness Total Bond Index Fund from July 11, 2000 through December 31, 2000.

(5) Represents the performance of the Money Market Master Portfolio from July 2, 1993 (inception) through July 10, 2000 and the Van Ness Money Market Fund from July 11, 2000 through December 31, 2000.

Distribution Rate. The distribution rate for each of the Index Funds will be computed, according to a standard formula by dividing the total amount of actual distributions per share paid by the applicable Fund over a twelve month period by that Fund's net asset value on the last day of the period. The distribution rate differs from these Funds' yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Accordingly, these Funds' distribution rate may be substantially different than its yield. Both the Funds' yield and distribution rates will fluctuate.

Yield. The yield for the Funds, including the Money Market Fund, fluctuates from time to time, unlike bank deposits or other investments that pay a fixed yield for a stated period of time, and does not provide a basis for determining future yields since it is based on historical data. Yield is generally a function of portfolio quality, composition, maturity and market conditions as well as the expenses allocated to the particular Fund. The yield will be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

         YIELD = 2[(a-b + 1)6 -1]
         --
         cd

where:

         a = dividends and interest earned during the period;

         b = expenses accrued for the period (net of reimbursements);

         c = the average daily number of shares outstanding during the period that were entitled to receive dividends;

         d = the maximum offering price per share on the last day of the period.

The net investment income of the Index Funds include actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in the Index Funds' net investment income.

Current yield for the Money Market Fund is calculated based on the net changes, exclusive of capital changes, over a seven day and/or thirty day period, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.

Effective yield for the Money Market Fund is calculated by determining the net change exclusive of capital changes in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent.

The following table sets forth various measures of performance for the Money Market Fund as of December 31, 2000:

         Fund                       7-Day Yield   Effective Yield   30-Day Yield

         Money Market Fund             6.18%           6.38%            6.17%

Performance Comparisons:

Certificates of Deposit. Investors may want to compare a Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time specified by the issuing institution.

Money Market Funds. Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

Lipper Analytical Services, Inc. ("Lipper") and Other Independent Ranking Organizations. From time to time, in marketing and other fund literature, a Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by independent organizations. Among these organizations, Lipper is a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, and may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. A Fund may be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. A Fund's performance may also be compared to the average performance of its Lipper category.

Morningstar, Inc. A Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

Independent Sources. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Funds, including reprints of, or selections from, editorials or articles about the Funds, especially those with similar objectives. Sources for fund performance and articles about the Funds may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

Indices. The Funds may compare their performance to a wide variety of indices. There are differences and similarities between the investments that a Fund may purchase and the investments measured by the indices.

Historical Asset Class Returns. From time to time, marketing materials may portray the historical returns of various asset classes. Such presentations will typically compare the average annual rates of return of inflation, U.S. Treasury bills, bonds, common stocks, and small stocks. There are important differences between each of these investments that should be considered in viewing any such comparison. The market value of stocks will fluctuate with market conditions, and small-stock prices generally will fluctuate more than large-stock prices. Stocks are generally more volatile than bonds. In return for this volatility, stocks have generally performed better than bonds or cash over time. Bond prices generally will fluctuate inversely with interest rates and other market conditions, and the prices of bonds with longer maturities generally will fluctuate more than those of shorter-maturity bonds. Interest rates for bonds may be fixed at the time of issuance, and payment of principal and interest may be guaranteed by the issuer and, in the case of U.S.
Treasury obligations, backed by the full faith and credit of the U.S. Treasury.

Portfolio Characteristics. In order to present a more complete picture of a Fund's portfolio, marketing materials may include various actual or estimated portfolio characteristics, including but not limited to median market capitalizations, earnings per share, alphas, betas, price/earnings ratios, returns on equity, dividend yields, capitalization ranges, growth rates, price/book ratios, top holdings, sector breakdowns, asset allocations, quality breakdowns, and breakdowns by geographic region.

Measures of Volatility and Relative Performance. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare a fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than

1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

         Standard deviation = the square root of S(xi - xm)2

         n-1

Where:   S = "the sum of",

         xi = each individual return during the time period,

         xm = the average return over the time period, and

         n = the number of individual returns during the time period.

Statistics may also be used to discuss a Fund's relative performance. One such measure is alpha. Alpha measures the actual return of a fund compared to the expected return of a fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost. Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

Discussions of economic, social, and political conditions and their impact on the Funds may be used in advertisements and sales materials. Such factors that may impact the Funds include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.

Master Portfolio Performance. Although the investments of the Portfolios are reflected in the Funds, the Funds are distinct mutual funds and have different fees, expenses and returns than the Portfolios. Historical performance of substantially similar mutual funds is not indicative of future performance of the Funds. The Portfolios' performance has been supplied by the Portfolios.

INDEX INFORMATION

The S&P 500 Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the Fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Fund. S&P has no obligation to take the needs of the licensee or the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash. S&P has no obligation or liability in connection the administration, marketing or trading of the Fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED

THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOSS PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

FINANCIAL STATEMENTS

The Report of Independent Auditors and Financial Statements of the Funds for the fiscal year ended December 31, 2000 are incorporated herein by reference to the Trust's Annual Report, such Financial Statements having been audited by KPMG LLP, independent auditors, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to Van Ness Funds, P.O. Box 182113, Columbus, Ohio 43218-2113 or telephoning (877) 942-8434.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                    APPENDIX

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 and Prime-1 Commercial Paper Ratings

The rating A-1 (including A-1+) is the highest commercial paper rating assigned by S&P. Commercial paper rated A-1 by S&P has the following characteristics:

      o     liquidity ratios are adequate to meet cash requirements;

      o     long-term senior debt is rated "A" or better;

      o the issuer has access to at least two additional channels of borrowing;

      o basic earnings and cash flow have an upward trend with allowance made for unusual circumstances;

      o typically, the issuer's industry is well established and the issuer has a strong position within the industry; and

      o     the reliability and quality of management are unquestioned.

Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3. Issues rated A-1 that are determined by S&P to have overwhelming safety characteristics are designated A-1+.

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following:

      o     evaluation of the management of the issuer;

      o economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be o inherent in certain areas;

      o evaluation of the issuer's products in relation to competition and customer acceptance; liquidity;

      o     amount and quality of long-term debt;

      o     trend of earnings over a period of ten years;

      o financial strength of parent company and the relationships which exist with the issuer; and

      o recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.

DESCRIPTION OF BOND RATINGS

Bonds are considered to be "investment grade" if they are in one of the top four ratings.

S&P's ratings are as follows:

      o Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

      o Bonds rated AA have a very strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      o Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      o Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

      o Debt rated BB, B, CCC, CC or C is regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse debt conditions.

The rating C1 is reserved for income bonds on which no interest is being paid.

Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Moody's ratings are as follows:

      o Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      o Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

      o Bonds which are rated A possess many favorably investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and

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            interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

      o Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      o Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      o Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

      o Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

      o Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

      o Bonds which are rated C are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies modifiers to each rating classification from Aa through B to indicate relative ranking within its rating categories. The modifier "1" indicates that a security ranks in the higher end of its rating category; the modifier "2" indicates a mid-range ranking and the modifier "3" indicates that the issue ranks in the lower end of its rating category.